UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2010

Date of reporting period:  November 30, 2010

Item 1. Reports to Stockholders.

PIA Funds

– PIA BBB Bond Fund
Managed Account Completion Shares (MACS)

– PIA MBS Bond Fund
Managed Account Completion Shares (MACS)

Annual Report

November 30, 2010

PIA Funds
Dear Shareholder:

We are pleased to provide you with this annual report for the period ended November 30, 2010 regarding the following series of the PIA Mutual Funds for which Pacific Income Advisers (“PIA”) is the adviser: the BBB Bond Fund and the MBS Bond Fund.

The Gross Domestic Product’s (GDP) annual rate of growth was +3.7% for the first quarter of 2010 and declined to +2.5% during the third quarter. Total year over year GDP through September registered 3.2% compared to a mere +0.2% for 2009. Even with some stronger economic data, the housing sector and employment remained weak. Budget deficits continue to mount and the Federal Reserve maintained its easier monetary policy by keeping the Funds rate close to zero.

The intermediate part of the yield curve experienced the largest decrease in rates mainly due to the massive purchase of U.S. Treasury securities by the Federal Reserve as part of their quantitative easing program. The yields on 5-year treasury bonds and 30-year treasury bonds declined by 121 and 31 basis points, respectively, from December 31, 2009 through November 30, 2010.

We believe that the PIA BBB Bond Fund and the PIA MBS Bond Fund provide our clients with a means of efficiently investing in a broadly diversified portfolio of BBB rated bonds and agency mortgage-backed bonds, respectively.

PIA BBB Bond Fund
The return of the BBB Bond Fund for the 12 month period ended November 30, 2010 was a positive 10.33% compared to the Barclays Capital U.S. Credit Baa Bond Index return of 10.85% and the Barclays Capital U.S. Baa Corporate Index return of 10.84%. Demand for higher yielding fixed income securities in a relatively low interest rate environment and other factors caused interest rate spreads on Baa rated bonds over treasuries to narrow significantly during the period from 258 basis points to 203 basis points over similar maturity treasury securities. The Fund’s return was lower than the benchmark indexes due to volatility in various issuers held by the Fund. The Fund has a strategy of using a broad diversification of BBB rated issuers, industry sectors and range of maturities. The bonds held in the Fund represent over 130 different issuers.

PIA MBS Bond Fund
The return of the MBS Bond Fund for the 12 month period ended November 30, 2010 was 4.37% compared to the Barclays Capital U.S. MBS Fixed Rate Index return of 4.53%. U.S. agency mortgage backed securities spreads over treasuries increased from 168 basis points to 188 basis points mostly due to the uncertainty of prepayments induced by the lower interest rates and the agency buyback program. The Fund’s return approximated the benchmark index due to its portfolio consisting of U.S. agency mortgage-backed securities with a broad diversification of coupons and sectors. Increased volatility on specific MBS pools led to a modestly lower rate of return.

PIA Funds

Please take a moment to review your Fund(s)’ statements of assets and liabilities and the results of operations for the 12 month period ended November 30. We look forward to reporting to you again with the semi-annual report dated May 2011.

Lloyd McAdams
Chairman of the Board
Pacific Income Advisers, Inc.

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Funds may also use options, futures contracts, and swaps, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency rates.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  These risks are fully disclosed in the Prospectus.

Bond ratings provide the probability of an issuer defaulting based on the analysis of the issuer’s financial condition and profit potential. Bond rating services are provided by Standard & Poor’s, Moody’s Investors Service, and Fitch Investors Service. Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Diversification does not assure a profit or protect against risk in a declining market.

The Barclays Capital U.S. Credit Baa Bond Index is an unmanaged index consisting of bonds rated Baa. The issues must be publicly traded and meet certain maturity and issue size requirements. Bonds are represented by the Industrial, Utility, Finance and non-corporate sectors. Non-corporate sectors include sovereign, supranational, foreign agency and foreign local government issuers.  The Barclays Capital U.S. Baa Corporate Index is an unmanaged index consisting of bonds rated Baa.  The issues must be publicly traded and meet certain maturity and issue size requirements.  Bonds are represented by the Industrial, Utility, and Finance sectors. Non-corporate sectors are not included in this index. The Barclays Capital U.S. MBS Fixed Rate Index (the “MBS Index”) is an unmanaged index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. Each aggregate is a proxy for the outstanding pools for a given agency, program, issue year and coupon. The index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the index. About 600 of these generic aggregates meet the criteria. You cannot invest directly in an index.

Gross Domestic Product (“GDP”) is the amount of goods and services produced in a year, in a country.

Basis point equals 1/100th of 1%.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

PIA Funds

PIA BBB BOND FUND
Comparison of the change in value of a $10,000 investment in the PIA BBB Bond Fund vs the
Barclays Capital U.S. Credit Baa Bond Index and the Barclays Capital U.S. Baa Corporate Index

Average Annual Total Return*	1 Year	5 Year	Since Inception**
PIA BBB Bond Fund	10.33%	7.04%	5.66%
Barclays Capital U.S. Credit Baa Bond Index	10.85%	7.42%	6.39%
Barclays Capital U.S. Baa Corporate Index	10.84%	7.42%	6.14%

Total Annual Fund Operating Expenses - 0.14%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on its inception date, September 25, 2003.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Fund was invested primarily in U.S. Treasury securities on the inception date in September 2003 following a $200,000 investment by the Adviser (Pacific Income Advisers - PIA).  The Fund remained invested primarily in U.S. Treasury securities until mid January 2004 when PIA clients commenced investing in the Fund.  At that time, the Fund began investing in BBB rated bonds. U.S. Treasury securities held in the Fund provided a lower return than BBB rated bonds for the period from inception to January 13, 2004 (1.62% for the Fund compared to 3.95% for the Barclays Capital U.S. Credit Baa Bond Index) as Baa spreads over Treasuries narrowed from 166 basis points to 136 basis points.

PIA Funds

The Barclays Capital U.S. Credit Baa Bond Index includes both corporate and non-corporate sectors.  The corporate sectors are Industrial, Utility and Finance, which include both U.S. and non-U.S. corporations.  The non-corporate sectors are Sovereign, Supranational, Foreign Agency and Foreign Local Government.  The securities must be rated Baa/BBB by at least two of the following ratings agencies: Moody’s, S&P, and Fitch.  If only two of the three agencies rate the security, the lower rating is used to determine index eligibility.  If only one of the three agencies rates a security, the rating must be investment grade.  The securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.

The Barclays Capital U.S. Baa Corporate Index includes only corporate sectors.  The corporate sectors are Industrial, Utility and Finance, which include both U.S. and non-U.S. corporations.  The securities must be rated Baa/BBB by at least two of the following ratings agencies: Moody’s, S&P, and Fitch.  If only two of the three agencies rate the security, the lower rating is used to determine index eligibility.  If only one of the three agencies rates a security, the rating must be investment grade.  The securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

**
The since inception returns for the Fund and the Barclays Capital U.S. Credit Baa Bond Index are from September 25, 2003 through November 30, 2010.  The since inception return for the Barclays Capital U.S. Baa Corporate Index is from September 30, 2003 through November 30, 2010.

PIA Funds

PIA MBS BOND FUND Comparison of the change in value of a $10,000 investment in the PIA MBS Bond Fund vs the Barclays Capital U.S. MBS Fixed Rate Index

Average Annual Total Return*	1 Year	Since Inception
PIA MBS Bond Fund	4.37%	6.57%
Barclays Capital U.S. MBS Fixed Rate Index	4.53%	6.68%

Total Annual Fund Operating Expenses - 0.22%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on its inception date, February 28, 2006.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. MBS Fixed Rate Index is an unmanaged index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).  The index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.  Each aggregate is a proxy for the outstanding pools for a given agency, program, issue year and coupon.  The index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the index.  About 600 of these generic aggregates meet the criteria.

Indices do not incur expenses and are not available for investment.

*Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds
Expense Example – November 30, 2010
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/10 – 11/30/10).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.00% per the advisory agreements for the PIA BBB Bond Fund and the PIA MBS Bond Fund.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 6/1/10	Value 11/30/10	Period 6/1/10 – 11/30/10*
PIA BBB Bond Fund
Actual	$1,000.00	$1,069.30	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

PIA MBS Bond Fund
Actual	$1,000.00	$1,024.70	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*
Expenses are equal to each Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

PIA Funds
PIA BBB BOND FUND
Allocation of Portfolio Assets – November 30, 2010
(Unaudited)

Investments by Sector
As a Percentage of Net Assets

PIA Funds
PIA MBS BOND FUND
Allocation of Portfolio Assets – November 30, 2010
(Unaudited)

Investments by Issuer
As a Percentage of Net Assets

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2010

Principal Amount		Value
CORPORATE BONDS 95.7%
Agricultural Chemicals 0.4%
	Potash Corporation
	of Saskatchewan
$1,430,000	5.875%, due 12/1/36	$1,493,755
Airlines 0.2%
	Continental Airlines, Inc.
665,588	5.983%, due 4/19/22	717,172
Appliances 0.8%
	Whirlpool Corp.
2,640,000	5.50%, due 3/1/13	2,819,771
Automobile Manufacturers 1.1%
	DaimlerChrysler NA
2,710,000	6.50%, due 11/15/13	3,098,327
500,000	8.50%, due 1/18/31	675,530
		3,773,857
Banks 2.9%
	Capital One Financial Corp.
3,430,000	6.15%, due 9/1/16	3,771,374
	Fifth Third Bancorp
1,550,000	4.50%, due 6/1/18	1,528,680
425,000	8.25%, due 3/1/38	490,614
	Key Bank NA
1,000,000	5.80%, due 7/1/14	1,088,538
	Marshall & Ilsley Bank
500,000	4.85%, due 6/16/15	449,704
	Royal Bank of
	Scotland Group PLC
750,000	5.00%, due 10/1/14	741,526
	Suntrust Banks
1,200,000	6.00%, due 9/11/17	1,284,463
	UBS AG Preferred
	Funding Trust
400,000	6.243%, due 5/15/16 (a)	384,000
		9,738,899
Beverages 1.6%
	Anheuser-Busch Companies, Inc.
2,690,000	5.50%, due 1/15/18	3,028,074
1,030,000	6.45%, due 9/1/37	1,210,591
	Dr Pepper Snapple Group, Inc.
1,000,000	6.82%, due 5/1/18	1,209,163
		5,447,828
Broker 0.6%
	Goldman Sachs Capital II
	Preferred Trust
400,000	5.793%, due 6/1/12 (a)	340,000
	Jefferies Group, Inc.
550,000	6.25%, due 1/15/36	499,983
	Nomura Holdings, Inc.
1,000,000	6.70%, due 3/4/20	1,099,708
		1,939,691
Cable/Satellite 0.9%
	Direct TV Holdings
1,600,000	7.625%, due 5/15/16	1,786,010
1,400,000	6.00%, due 8/15/40	1,394,270
		3,180,280
Chemicals 1.2%
	Dow Chemical Co.
2,200,000	8.55%, due 5/15/19	2,782,362
1,040,000	7.375%, due 11/1/29	1,245,377
		4,027,739
Construction 0.7%
	CRH America, Inc.
2,118,000	6.00%, due 9/30/16	2,335,805
Consumer Products 1.4%
	Fortune Brands, Inc.
1,000,000	5.375%, due 1/15/16	1,045,347
	Hasbro, Inc.
410,000	6.30%, due 9/15/17	451,483

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2010 (continued)

Principal Amount		Value
Consumer Products 1.4% (continued)
	Lubrizol Corp.
$2,500,000	8.875%, due 2/1/19	$3,185,823
		4,682,653
Diversified Financial Services 0.4%
	Block Financial LLC
1,300,000	7.875%, due 1/15/13	1,343,926
Diversified Manufacturing 1.8%
	ITT Corp.
3,110,000	6.125%, due 5/1/19	3,629,945
	Ingersoll-Rand Global
	Holding Company Ltd.
560,000	6.875%, due 8/15/18	665,254
	Tyco Electronics Group SA
995,000	6.00%, due 10/1/12	1,067,242
	Tyco International Group SA
600,000	6.00%, due 11/15/13	674,511
		6,036,952
Electric Utilities 9.6%
	Ameren Corp.
700,000	8.875%, due 5/15/14	803,141
	Arizona Public Service Co.
1,705,000	5.80%, due 6/30/14	1,912,510
	Constellation Energy Group
1,000,000	7.60%, due 4/1/32	1,187,038
	Consumers Energy
3,295,000	5.50%, due 8/15/16	3,762,791
	Dominion Resources, Inc.
2,730,000	5.15%, due 7/15/15	3,089,590
620,000	5.95%, due 6/15/35	681,378
	DTE Energy Co.
600,000	6.375%, due 4/15/33	638,266
	Duke Energy Corp.
1,610,000	6.25%, due 6/15/18	1,892,787
	Exelon Corp.
2,275,000	4.90%, due 6/15/15	2,476,242
955,000	5.625%, due 6/15/35	926,084
	FirstEnergy Corp.
1,415,000	7.375%, due 11/15/31	1,508,547
	Indiana Michigan Power
1,050,000	6.05%, due 3/15/37	1,132,890
	Jersey Central Power & Light
1,300,000	7.35%, due 2/1/19	1,593,482
	MidAmerican
	Energy Holdings Co.
2,000,000	6.125%, due 4/1/36	2,228,682
	Nevada Power Co.
1,430,000	6.50%, due 8/1/18	1,708,593
	NiSource Finance Corp.
1,715,000	5.40%, due 7/15/14	1,899,853
	Oncor Electric Delivery
1,055,000	7.00%, due 5/1/32	1,226,340
	PSEG Power, LLC
760,000	6.95%, due 6/1/12	824,699
	Puget Sound Energy, Inc.
2,550,000	6.274%, due 3/15/37	2,811,390
		32,304,303
Energy 1.1%
	Diamond Offshore Drilling, Inc.
2,100,000	5.875%, due 5/1/19	2,397,324
	Husky Energy Inc.
1,000,000	7.25%, due 12/15/19	1,209,706
		3,607,030
Finance 0.8%
	SLM Corp.
1,180,000	5.375%, due 5/15/14	1,172,901
1,350,000	8.45%, due 6/15/18	1,411,699
		2,584,600
Finance - Credit Cards 0.2%
	American Express Co.
675,000	6.80%, due 9/1/66 (a)	672,469

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2010 (continued)

Principal Amount		Value
Food 5.5%
	Bunge Limited Finance Corp.
$2,965,000	8.50%, due 6/15/19	$3,551,430
	ConAgra Foods, Inc.
450,000	7.125%, due 10/1/26	537,291
	General Mills, Inc.
1,700,000	5.65%, due 2/15/19	1,956,527
	Kraft Foods, Inc.
1,855,000	6.25%, due 6/1/12	1,993,748
3,415,000	6.50%, due 8/11/17	4,083,384
1,570,000	6.875%, due 2/1/38	1,878,726
	Kroger Co.
1,350,000	6.20%, due 6/15/12	1,456,261
920,000	6.15%, due 1/15/20	1,070,199
	Safeway, Inc.
510,000	6.35%, due 8/15/17	587,634
	Sara Lee Corp.
1,405,000	3.875%, due 6/15/13	1,489,609
		18,604,809
Forest Products & Paper 0.5%
	International Paper Co.
1,405,000	7.95%, due 6/15/18	1,706,405
Gas Pipelines 1.2%
	Plains All American
	Pipeline, L.P.
3,430,000	6.50%, due 5/1/18	3,946,435
Health Care 0.9%
	Humana Inc.
2,655,000	7.20%, due 6/15/18	3,087,746
Hotels 0.3%
	Marriott International, Inc.
900,000	5.625%, due 2/15/13	970,543
Insurance 4.2%
	Allstate Corp.
350,000	6.125%, due 5/15/37 (a)	350,875
	CIGNA Corp.
900,000	6.35%, due 3/15/18	1,042,745
165,000	6.15%, due 11/15/36	175,115
	CNA Financial Corp.
700,000	5.85%, due 12/15/14	751,190
	Genworth Financial, Inc.
700,000	5.75%, 6/15/14	725,008
	Lincoln National Corp.
1,300,000	8.75%, due 7/1/19	1,640,495
	Marsh & McLennan Cos., Inc.
1,280,000	5.75%, due 9/15/15	1,411,391
	MetLife, Inc.
1,005,000	6.40%, due 12/15/66	959,775
	Protective Life Corp.
350,000	7.375%, due 10/15/19	392,566
	Prudential Financial, Inc.
2,765,000	5.10%, due 9/20/14	3,030,434
1,030,000	6.625%, due 12/1/37	1,125,047
	Willis North America Inc.
1,365,000	6.20%, due 3/28/17	1,445,502
	XL Capital Ltd.
900,000	5.25%, due 9/15/14	949,878
		14,000,021
Media 9.2%
	Comcast Corp.
2,615,000	6.50%, due 1/15/17	3,098,812
3,600,000	7.05%, due 3/15/33	4,114,559
	Cox Communications, Inc.
3,440,000	7.125%, due 10/1/12	3,797,220
	News America, Inc.
750,000	5.30%, due 12/15/14	843,782
2,875,000	6.20%, due 12/15/34	3,044,251
	Time Warner, Inc.
4,760,000	7.625%, due 4/15/31	5,777,488
	Time Warner Cable, Inc.
4,660,000	5.40%, due 7/2/12	4,965,016

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2010 (continued)

Principal Amount		Value
Media 9.2% (continued)
	Time Warner Entertainment
	Company, L.P.
$2,360,000	8.375%, due 7/15/33	$2,996,926
	Viacom, Inc.
565,000	6.25%, due 4/30/16	660,697
755,000	7.875%, due 7/30/30	883,633
650,000	6.875%, due 4/30/36	747,102
		30,929,486
Medical Services 0.3%
	Medco Health Solutions, Inc.
700,000	7.125%, due 3/15/18	853,040
Metals 1.0%
	Alcoa Inc.
960,000	5.55%, due 2/1/17	1,000,055
1,360,000	5.95%, due 2/1/37	1,295,042
	Southern Copper Corp.
1,000,000	6.75%, due 4/16/40	1,050,715
		3,345,812
Mining 3.6%
	Barrick Gold Corp.
2,470,000	6.95%, due 4/1/19	3,088,938
	Freeport-McMoran C&G
1,615,000	8.375%, due 4/1/17	1,806,198
	Newmont Mining Corp.
3,250,000	5.125%, due 10/1/19	3,641,391
	Vale Overseas Limited
1,565,000	6.25%, due 1/23/17	1,782,055
1,615,000	6.875%, due 11/21/36	1,796,001
		12,114,583
Office Equipment 1.2%
	Xerox Corp.
3,486,000	6.40%, due 3/15/16	4,053,890
Oil & Gas 11.7%
	Anadarko Petroleum Corp.
1,580,000	5.95%, due 9/15/16	1,688,031
1,300,000	6.45%, due 9/15/36	1,264,073
	Canadian Natural Resources
985,000	6.00%, due 8/15/16	1,159,144
2,055,000	6.50%, due 2/15/37	2,382,861
	Devon Energy Corp.
785,000	7.95%, due 4/15/32	1,045,995
	Encana Corp.
1,070,000	6.50%, due 8/15/34	1,191,029
	Encana Holdings Financial Corp.
925,000	5.80%, due 5/1/14	1,040,718
	Energy Transfer Partners LP
1,285,000	5.95%, due 2/1/15	1,415,533
620,000	7.50%, due 7/1/38	711,762
	Enterprise Products
2,375,000	5.60%, due 10/15/14	2,648,959
	Hess Corp.
575,000	8.125%, due 2/15/19	748,046
730,000	7.875%, due 10/1/29	925,123
	Kinder Morgan Energy Partners
1,710,000	5.125%, due 11/15/14	1,880,130
1,670,000	5.80%, due 3/15/35	1,599,653
	Marathon Oil Corp.
470,000	5.90%, due 3/15/18	542,097
810,000	6.60%, due 10/1/37	937,279
	Nexen, Inc.
1,060,000	6.40%, due 5/15/37	1,141,076
	Pemex Master Trust
2,150,000	5.75%, due 3/1/18	2,349,397
2,025,000	6.625%, due 6/15/35	2,126,064
	Petrobras International
	Finance Co.
2,905,000	5.875%, due 3/1/18	3,193,013
700,000	6.875%, due 1/20/40	757,616
	Suncor Energy, Inc.
700,000	6.10%, due 6/1/18	815,555
2,400,000	6.50%, due 6/15/38	2,654,722

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2010 (continued)

Principal Amount		Value
Oil & Gas 11.7% (continued)
	Talisman Energy
$805,000	6.25%, due 2/1/38	$868,177
	Transocean Inc.
1,320,000	6.00%, due 3/15/18	1,413,770
	Valero Energy Corp.
885,000	6.625%, due 6/15/37	881,683
	Weatherford International Ltd.
850,000	9.625%, due 3/1/19	1,097,147
1,090,000	6.50%, due 8/1/36	1,111,146
		39,589,799
Pharmacy Services 0.3%
	Express Scripts, Inc.
1,000,000	6.25%, due 6/15/14	1,137,565
Pipelines 2.7%
	Enbridge Energy Partners, L.P.
700,000	5.20%, due 3/15/20	756,104
	ONEOK, Inc.
2,360,000	5.20%, due 6/15/15	2,600,812
	Tennessee Gas Pipeline
1,225,000	7.50%, due 4/1/17	1,439,151
665,000	7.00%, due 10/15/28	717,453
	Texas Eastern
	Transmission Corp.
950,000	7.00%, due 7/15/32	1,159,779
	TransCanada Pipelines Limited
400,000	6.35%, due 5/15/67 (a)	395,580
	Williams Pipeline Partners LP
1,800,000	7.25%, due 2/1/17	2,152,334
		9,221,213
Printing 0.2%
	R. R. Donnelley & Sons Co.
700,000	6.125%, due 1/15/17	732,310
Real Estate Investment Trusts 2.7%
	Boston Properties, LP
1,625,000	6.25%, due 1/15/13	1,779,711
	Duke Realty LP
1,350,000	8.25%, due 8/15/19	1,622,793
	ERP Operating LP
1,345,000	5.25%, due 9/15/14	1,486,030
	Health Care Property
	Investors, Inc.
1,350,000	6.00%, due 1/30/17	1,445,481
	Healthcare Realty Trust
775,000	5.125%, due 4/1/14	822,905
	Hospitality Properties Trust
620,000	5.625%, due 3/15/17	633,943
	ProLogis
1,290,000	5.75%, due 4/1/16	1,395,372
		9,186,235
Retail 2.0%
	CVS/Caremark Corp.
3,275,000	5.75%, due 6/1/17	3,746,587
	Home Depot, Inc.
925,000	5.25%, due 12/16/13	1,023,394
1,065,000	5.875%, due 12/16/36	1,119,145
	Staples, Inc.
550,000	9.75%, due 1/15/14	675,366
		6,564,492
Sovereign 9.4%
	Federal Republic of Brazil
2,110,000	11.00%, due 1/11/12	2,352,650
4,325,000	6.00%, due 1/17/17	5,017,000
5,460,000	7.125%, due 1/20/37	6,756,750
	Republic of Panama
1,100,000	5.20%, due 1/30/20	1,199,000
1,800,000	6.70%, due 1/26/36	2,101,500
	Republic of Peru
1,190,000	8.375%, due 5/3/16	1,492,260
1,830,000	6.55%, due 3/14/37	2,095,350

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2010 (continued)

Principal Amount		Value
Sovereign 9.4% (continued)
	United Mexican States
$2,170,000	5.875%, due 1/15/14	$2,433,112
4,280,000	5.625%, due 1/15/17	4,836,400
2,878,000	6.75%, due 9/27/34	3,367,260
		31,651,282
Steel 0.7%
	Arcelormittal SA
2,000,000	9.00%, due 2/15/15	2,401,060
Telecommunications 5.2%
	AT&T Broadband Corp.
934,000	8.375%, due 3/15/13	1,074,419
	British Telecom PLC
1,520,000	5.15%, due 1/15/13	1,622,702
1,600,000	9.875%, due 12/15/30	2,138,448
	CenturyLink, Inc.
1,700,000	6.00%, due 4/1/17	1,793,937
	Deutsche Telekom
	International Finance
1,270,000	6.75%, due 8/20/18	1,544,917
1,345,000	8.75%, due 6/15/30	1,830,641
	Embarq Corp.
730,000	7.995%, due 6/1/36	794,693
	Qwest Corp.
815,000	6.875%, due 9/15/33	806,850
	Rogers Wireless, Inc.
1,910,000	6.375%, due 3/1/14	2,171,296
	Telecom Italia Capital
2,450,000	5.25%, due 11/15/13	2,591,830
1,405,000	6.375%, due 11/15/33	1,257,098
		17,626,831
Tobacco 2.5%
	Altria Group, Inc.
2,070,000	9.70%, due 11/10/18	2,787,741
1,125,000	9.95%, due 11/10/38	1,598,109
	Lorillard Tobacco Co.
700,000	6.875%, due 5/1/20	745,321
	Reynolds American, Inc.
2,845,000	6.75%, due 6/15/17	3,246,111
		8,377,282
Transportation 3.2%
	Burlington Northern Santa Fe
750,000	4.70%, due 10/1/19	812,179
3,620,000	6.15%, due 5/1/37	4,024,111
	CSX Corp.
1,340,000	5.60%, due 5/1/17	1,496,272
	Norfolk Southern Corp.
1,300,000	5.257%, due 9/17/14	1,452,545
605,000	7.05%, due 5/1/37	751,631
	Union Pacific Corp.
2,075,000	6.15%, due 5/1/37	2,293,292
		10,830,030
Utilities – Natural Gas 0.6%
	Sempra Energy
1,800,000	6.00%, due 2/1/13	1,970,435
Waste Disposal 0.9%
	Allied Waste North America, Inc.
1,995,000	6.875%, due 6/1/17	2,214,881
	Waste Management, Inc.
780,000	7.75%, due 5/15/32	973,649
		3,188,530
Total Corporate Bonds
(cost $290,442,162)		322,796,564
U.S. GOVERNMENT
INSTRUMENTALITIES 2.4%
U.S. Treasury Notes 2.4%
	U.S. Treasury Notes
550,000	1.00%, due 7/31/11 (c)	552,836
7,800,000	2.625%, due 8/15/20	7,713,467
Total U.S. Government Instrumentalities
(cost $8,253,154)		8,266,303

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2010 (continued)

Shares	Value
SHORT-TERM INVESTMENTS 0.4%
1,443,620	AIM STIT – Treasury
Portfolio – Institutional
Class, 0.06% (b)(c)	$1,443,620
Total Short-Term Investments
(cost $1,443,620)	1,443,620
Total Investments
(cost $300,138,936)	98.5%	332,506,487
Other Assets less Liabilities	1.5%	4,914,734
TOTAL NET ASSETS	100.0%	$337,421,221

(a)	Variable rate security. Rate shown reflects the rate in effect at November 30, 2010.
(b)	Rate shown is the 7-day yield at November 30, 2010.
(c)	A portion of the security is segregated in connection with credit default swap contracts.

Country Allocation
Country	% of Net Assets
United States	74.7%
Brazil	6.4%
Canada	5.8%
Mexico	4.4%
Luxembourg	2.4%
United Kingdom	1.3%
Peru	1.1%
Netherlands	1.0%
Panama	1.0%
Bermuda	0.9%
Switzerland	0.4%
Japan	0.3%
Ireland	0.3%
100.0%

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2010

Principal Amount		Value
MORTGAGE-BACKED SECURITIES 94.0%
U.S. Government Agencies 94.0%
	FHLMC Pool
$168,173	4.50%, due 5/1/20, #G18052	$178,559
151,721	4.50%, due 3/1/21, #G18119	160,143
148,764	5.00%, due 3/1/21, #G18105	158,740
292,509	4.50%, due 5/1/21, #J01723	309,660
132,664	6.00%, due 6/1/21, #G18124	145,497
459,586	4.50%, due 9/1/21, #G12378	487,971
158,573	5.00%, due 11/1/21, #G18160	169,207
134,003	5.00%, due 2/1/22, #G12522	142,990
249,550	5.00%, due 2/1/22, #J04411	265,037
452,207	5.50%, due 3/1/22, #G12577	490,584
273,323	5.00%, due 7/1/22, #J05243	290,286
24,919	5.50%, due 5/1/35, #B31639	26,825
822,517	5.00%, due 8/1/35, #A36351	872,834
657,203	5.00%, due 10/1/35, #G01940	697,407
723,465	6.00%, due 1/1/36, #A42208	789,022
53,613	7.00%, due 1/1/36, #G02048	61,152
948,878	5.50%, due 2/1/36, #G02031	1,021,486
326,482	7.00%, due 8/1/36, #G08148	370,175
740,017	6.50%, due 9/1/36, #A54908	822,660
419,064	6.50%, due 11/1/36, #A54094	465,864
547,113	5.50%, due 2/1/37, #A57840	587,952
892,363	5.00%, due 5/1/37, #A60268	944,443
784,319	5.00%, due 6/1/37, #G03094	830,093
2,184,032	5.50%, due 6/1/37, #A61982	2,342,964
1,423,224	6.00%, due 6/1/37, #A62176	1,545,074
2,467,571	6.00%, due 6/1/37, #A62444	2,685,003
383,768	5.00%, due 7/1/37, #A63187	406,166
1,425,447	5.50%, due 8/1/37, #G03156	1,529,176
235,624	6.50%, due 8/1/37, #A70413	261,348
25,060	7.00%, due 8/1/37, #A70079	28,414
64,446	7.00%, due 9/1/37, #A65171	73,017
52,884	7.00%, due 9/1/37, #A65335	59,918
20,726	7.00%, due 9/1/37, #A65670	23,483
178,081	7.00%, due 9/1/37, #A65780	201,767
29,934	7.00%, due 9/1/37, #A65941	33,916
7,395	7.00%, due 9/1/37, #A66041	8,470
314,307	7.00%, due 9/1/37, #G03207	356,371
242,240	6.50%, due 11/1/37, #A68726	268,687
2,317,212	5.00%, due 2/1/38, #A73370	2,451,956
67,499	5.00%, due 2/1/38, #G03836	71,438
254,305	5.00%, due 3/1/38, #A73704	269,093
2,708,527	5.00%, due 4/1/38, #A76335	2,866,025
519,165	5.50%, due 4/1/38, #G04121	556,945
149,801	5.00%, due 5/1/38, #A77463	158,511
265,859	5.50%, due 5/1/38, #A77265	285,123
540,844	5.50%, due 5/1/38, #G04215	580,032
572,218	5.00%, due 6/1/38, #A77986	605,492
115,925	5.00%, due 6/1/38, #G04522	122,665
240,631	5.00%, due 7/1/38, #A79197	254,624
201,280	5.00%, due 9/1/38, #G04690	212,985
150,882	5.00%, due 11/1/38, #A82849	159,656
189,146	5.00%, due 12/1/38, #G05683	200,185
1,800,889	5.00%, due 2/1/39, #G05507	1,905,610
621,107	5.00%, due 5/1/39, #G08345	657,162
313,543	5.00%, due 9/1/39, #G05904	331,842
3,500,000	4.50%, due 5/1/40, #G06047	3,638,956
	FHLMC GOLD TBA (a)
3,500,000	4.50%, due 12/15/40	3,635,079
3,000,000	5.00%, due 12/15/40	3,171,564
	FNMA Pool
115,578	4.50%, due 10/1/20, #842732	122,877
274,466	4.50%, due 12/1/20, #813954	291,801
158,522	4.50%, due 2/1/21, #845437	168,533
216,793	5.00%, due 2/1/21, #865191	232,244
106,170	5.00%, due 5/1/21, #879112	113,338
382,708	4.50%, due 7/1/21, #845515	404,965
255,297	5.50%, due 10/1/21, #905090	277,721
169,053	5.00%, due 2/1/22, #900946	180,468
391,805	6.00%, due 2/1/22, #912522	429,406
454,559	5.00%, due 6/1/22, #937709	484,160
212,542	5.00%, due 7/1/22, #938033	226,383
271,198	5.00%, due 7/1/22, #944887	293,069
684,047	5.50%, due 7/1/22, #905040	750,543

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2010 (continued)

Principal Amount		Value
U.S. Government Agencies 94.0% (continued)
	FNMA Pool (continued)
$9,877	7.00%, due 8/1/32, #650101	$11,298
201,284	4.50%, due 3/1/35, #814433	210,565
240,325	4.50%, due 4/1/35, #735396	251,406
188,830	4.50%, due 5/1/35, #822854	197,536
119,988	7.00%, due 6/1/35, #821610	136,355
179,056	4.50%, due 7/1/35, #826584	187,311
219,881	4.50%, due 7/1/35, #832199	230,020
28,489	5.00%, due 7/1/35, #833958	30,308
55,918	7.00%, due 7/1/35, #826251	63,545
312,650	4.50%, due 8/1/35, #835751	327,065
69,800	7.00%, due 9/1/35, #842290	79,321
73,164	4.50%, due 11/1/35, #256032	76,538
179,805	5.00%, due 12/1/35, #852482	191,282
325,295	4.50%, due 1/1/36, #852510	340,294
30,845	7.00%, due 2/1/36, #865190	35,052
40,188	7.00%, due 4/1/36, #887709	45,658
1,697,615	5.00%, due 5/1/36, #745515	1,805,974
30,300	5.00%, due 7/1/36, #888789	32,253
110,925	6.50%, due 7/1/36, #897100	123,503
128,161	7.00%, due 7/1/36, #887793	145,602
324,228	6.00%, due 8/1/36, #892925	353,861
628,452	6.50%, due 8/1/36, #878187	699,716
328,661	5.00%, due 9/1/36, #893621	349,023
230,101	7.00%, due 9/1/36, #900964	261,416
540,377	5.50%, due 10/1/36, #831845	584,682
440,512	5.50%, due 10/1/36, #893087	474,702
523,471	6.00%, due 10/1/36, #897174	571,315
472,501	5.50%, due 12/1/36, #256513	509,174
1,793	6.50%, due 12/1/36, #920162	2,025
134,038	7.00%, due 1/1/37, #256567	152,279
910,776	5.50%, due 2/1/37, #256597	981,465
366,764	6.00%, due 2/1/37, #909357	399,597
10,451	7.00%, due 2/1/37, #915904	11,873
92,432	5.00%, due 3/1/37, #913007	98,129
563,759	5.50%, due 3/1/37, #256636	606,634
30,283	5.00%, due 4/1/37, #914599	32,149
428,096	6.50%, due 5/1/37, #917052	475,436
2,146,051	5.50%, due 6/1/37, #918554	2,309,261
444,044	5.50%, due 6/1/37, #918705	477,815
1,878,884	6.00%, due 6/1/37, #888413	2,047,085
1,578,617	6.00%, due 6/1/37, #917129	1,719,937
190,903	7.00%, due 6/1/37, #256774	216,895
99,085	7.00%, due 6/1/37, #940234	112,576
277,363	5.00%, due 7/1/37, #944534	294,544
527,538	5.50%, due 10/1/37, #954939	567,658
762,854	6.00%, due 12/1/37, #965488	831,146
1,594,992	5.50%, due 2/1/38, #961691	1,716,044
804,327	5.00%, due 4/1/38, #979505	853,737
425,056	6.00%, due 6/1/38, #984764	462,975
839,513	5.00%, due 1/1/39, #AA0835	891,085
150,990	5.00%, due 1/1/39, #AA0840	160,265
11,710	5.00%, due 1/1/39, #AA0862	12,430
30,656	5.00%, due 3/1/39, #AA4461	32,536
724,891	5.00%, due 3/1/39, #930635	769,421
25,536	5.00%, due 3/1/39, #930760	27,104
103,236	5.00%, due 3/1/39, #995948	109,600
1,000,000	5.00%, due 4/1/39, #930871	1,061,330
828,636	5.00%, due 4/1/39, #930992	879,456
673,307	5.00%, due 4/1/39, #995930	714,668
82,326	5.00%, due 6/1/39, #995896	87,383
1,171,907	4.50%, due 7/1/39, #AE8152	1,221,547
476,645	5.00%, due 7/1/39, #995895	505,926
1,643,209	4.50%, due 8/1/39, #931837	1,713,069
1,829,855	5.00%, due 8/1/39, #AC3221	1,942,081
100,000	4.50%, due 2/1/40, #AC8494	104,252
211,638	4.50%, due 2/1/40, #AD1045	220,602
148,706	4.50%, due 2/1/40, #AD2832	155,028
176,460	5.00%, due 3/1/40, #AB1186	187,282
65,281	5.00%, due 6/1/40, #AD8058	69,285
499,302	5.00%, due 7/1/40, #AD4634	529,925
732,162	5.00%, due 7/1/40, #AD4994	777,066
98,607	5.00%, due 7/1/40, #AD7565	104,654
3,000,000	4.50%, due 8/1/40, #AD8035	3,127,074
770,644	4.50%, due 8/1/40, #AD8397	803,287

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2010 (continued)

Principal Amount/
Shares			Value
U.S. Government Agencies 94.0% (continued)
	FNMA Pool (continued)
$657,218	4.50%, due 8/1/40, #890236		$685,045
1,729,358	4.50%, due 9/1/40, #AE1500		1,802,610
400,000	4.50%, due 11/1/40, #AE5162		416,943
1,000,000	4.50%, due 11/1/40, #AE9834		1,042,358
	FNMA TBA (a)
5,000,000	5.00%, due 12/15/40		5,302,345
	GNMA Pool
37,860	7.00%, due 9/15/35, #647831		42,891
205,692	5.00%, due 10/15/35, #642220		220,959
146,814	5.00%, due 11/15/35, #550718		157,710
152,878	5.50%, due 11/15/35, #650091		166,954
122,320	5.50%, due 12/15/35, #646307		133,582
154,669	5.50%, due 4/15/36, #652534		168,596
152,285	6.50%, due 6/15/36, #652593		171,820
150,141	5.50%, due 7/15/36, #608993		163,660
344,064	6.50%, due 10/15/36, #646564		388,201
272,160	6.00%, due 11/15/36, #617294		303,043
257,051	6.50%, due 12/15/36, #618753		290,129
514,806	5.50%, due 2/15/37, #658419		560,354
1,021,727	6.00%, due 4/15/37, #668411		1,127,771
909,502	5.00%, due 8/15/37, #671463		976,009
475,664	6.00%, due 10/15/37, #664379		525,033
292,221	5.50%, due 8/15/38, #677224		317,985
415,304	5.50%, due 8/15/38, #691314		451,919
26,295	5.50%, due 12/15/38, #705632		28,613
3,913,889	4.50%, due 5/15/39, #717066		4,118,909
41,687	5.50%, due 6/15/39, #714262		45,362
1,782,649	5.50%, due 6/15/39, #714720		1,939,814
1,956,421	4.50%, due 7/15/39, #720160		2,058,904
5,709,243	5.00%, due 9/15/39, #726311		6,125,839
33,818	5.50%, due 1/15/40, #723631		36,800
94,581	5.50%, due 2/15/40, #680537		102,920
			114,996,281
Total Mortgage-Backed Securities
(cost $110,327,374)			114,996,281
U.S. GOVERNMENT
INSTRUMENTALITIES 0.8%
U.S. Treasury Notes 0.8%
	U.S. Treasury Note
1,000,000	0.75%, due 11/30/11		1,004,453
Total U.S. Government Instrumentalities
(cost $1,000,237)			1,004,453
SHORT-TERM INVESTMENTS 15.3%
8,679,218	Fidelity Institutional Money
	Market Government
	Portfolio – Class I, 0.05% (b)		8,679,218
$4,000,000	U.S. Treasury Bill,
	0.16%, due 4/7/11 (c)		3,997,812
5,000,000	U.S. Treasury Bill,
	0.18%, due 5/5/11 (c)		4,996,125
1,000,000	U.S. Treasury Bill,
	0.22%, due 8/25/11(c)		998,405
Total Short-Term Investments
(cost $18,669,457)			18,671,560
Total Investments
(cost $129,997,068)		110.1%	134,672,294
Liabilities less Other Assets		(10.1)%	(12,340,576)
TOTAL NET ASSETS		100.0%	$122,331,718

(a)	Security purchased on a when-issued basis. As of November 30, 2010, the total cost of investments purchased on a when-issued basis was $12,177,891 or 10.0% of total net assets.
(b)	Rate shown is the 7-day yield at November 30, 2010.
(c)	Rate shown is the discount rate at November 30, 2010.
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
TBA – To Be Announced

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Assets and Liabilities – November 30, 2010

	BBB	MBS
	Bond Fund	Bond Fund
Assets:
Investments in securities, at value (cost $300,138,936 and $129,997,068, respectively)	$332,506,487	$134,672,294
Receivable for fund shares sold	280,960	208,206
Interest receivable	5,191,023	417,923
Due from investment adviser (Note 4)	37,692	19,210
Prepaid expenses	23,812	7,992
Total assets	338,039,974	135,325,625

Liabilities:
Payable for securities purchased	—	12,177,891
Payable for fund shares redeemed	544,686	772,985
Administration fees	8,672	4,511
Custody fees	4,402	3,116
Transfer agent fees and expenses	16,559	3,591
Fund accounting fees	17,950	9,393
Audit fees	16,705	16,789
Chief Compliance Officer fee	1,193	795
Accrued expenses	8,586	4,836
Total liabilities	618,753	12,993,907
Net Assets	$337,421,221	$122,331,718

Net Assets Consist of:
Paid-in capital	$307,030,793	$114,671,557
Undistributed net investment income	513,741	380,848
Accumulated net realized gain/(loss) on investments	(2,490,864)	2,604,087
Net unrealized appreciation on investments	32,367,551	4,675,226
Net Assets	$337,421,221	$122,331,718

Net Asset Value, Offering Price and Redemption Price Per Share	$10.14	$10.14

Shares Issued and Outstanding
(Unlimited number of shares authorized, par value $0.01)	33,260,433	12,067,471

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Operations – Year Ended November 30, 2010

	BBB	MBS
	Bond Fund	Bond Fund
Investment Income:
Interest	$19,621,591	$3,755,293
Total investment income	19,621,591	3,755,293

Expenses:
Fund accounting fees (Note 4)	107,165	54,368
Transfer agent fees and expenses (Note 4)	89,434	21,718
Administration fees (Note 4)	84,142	47,097
Registration fees	45,110	26,804
Custody fees (Note 4)	26,931	18,766
Trustees’ fees	19,354	10,554
Insurance	17,883	7,452
Audit fees	16,704	16,788
Legal fees	10,835	8,160
Reports to shareholders	7,465	2,020
Chief Compliance Officer fee (Note 4)	7,259	4,825
Miscellaneous	16,652	6,833
Total expenses	448,934	225,385
Less: Expense reimbursement from adviser (Note 4)	(448,934)	(225,385)
Net expenses	—	—
Net investment income	19,621,591	3,755,293

Realized and Unrealized Gain/(Loss) on Investments and Swap Contracts:
Net realized gain on:
Investments	10,366,161	2,753,136
Swap contracts	193,797	—
Net change in unrealized appreciation/(depreciation) on:
Investments	6,907,348	(1,527,196)
Swap contracts	66,933	—
Net gain on investments and swap contracts	17,534,239	1,225,940
Net increase in net assets resulting from operations	$37,155,830	$4,981,233

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Changes in Net Assets

	BBB		MBS
	Bond Fund		Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	Nov. 30, 2010	Nov. 30, 2009	Nov. 30, 2010	Nov. 30, 2009
Increase/(Decrease) in Net Assets From
Operations:
Net investment income	$19,621,591	$16,421,856	$3,755,293	$5,254,807
Net realized gain/(loss) on:
Investments	10,366,161	(3,181,061)	2,753,136	975,369
Swap contracts	193,797	—	—	—
Net change in unrealized appreciation/(depreciation) on:
Investments	6,907,348	57,308,493	(1,527,196)	2,798,455
Swap contracts	66,933	(66,933)	—	—
Net increase in net assets resulting from operations	37,155,830	70,482,355	4,981,233	9,028,631

Distributions Paid to Shareholders:
Distributions from net investment income	(19,583,599)	(16,478,943)	(3,910,035)	(5,435,942)
Distributions from net realized gains on investments	—	—	(931,465)	(5,925,302)
Total distributions	(19,583,599)	(16,478,943)	(4,841,500)	(11,361,244)

Capital Share Transactions:
Net proceeds from shares sold	100,520,003	202,742,724	39,060,329	50,455,091
Distributions reinvested	8,401,020	7,776,571	1,951,529	4,978,206
Payment for shares redeemed	(120,561,739)	(98,385,322)	(24,917,840)	(55,339,625)
Net increase/(decrease) in net assets
from capital share transactions	(11,640,716)	112,133,973	16,094,018	93,672
Total increase/(decrease) in net assets	5,931,515	166,137,385	16,233,751	(2,238,941)

Net Assets, Beginning of Year	331,489,706	165,352,321	106,097,967	108,336,908
Net Assets, End of Year	$337,421,221	$331,489,706	$122,331,718	$106,097,967
Includes Undistributed Net Investment Income of	$513,741	$340,193	$380,848	$397,435

Transactions in Shares:
Shares sold	10,269,554	23,287,567	3,890,652	5,026,570
Shares issued on reinvestment of distributions	849,551	879,814	195,586	503,611
Shares redeemed	(12,023,398)	(11,322,072)	(2,478,200)	(5,536,930)
Net increase/(decrease) in shares outstanding	(904,293)	12,845,309	1,608,038	(6,749)

The accompanying notes are an integral part of these financial statements.

PIA Funds
BBB BOND FUND
Financial Highlights

	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$9.70	$7.76	$9.53	$9.69	$9.62

Income From Investment Operations:
Net investment income	0.54	0.56	0.55	0.52	0.53
Net realized and unrealized gain/(loss)
on investments and swap contracts	0.44	1.95	(1.79)	(0.16)	0.06
Total from investment operations	0.98	2.51	(1.24)	0.36	0.59

Less Distributions:
Distributions from net investment income	(0.54)	(0.57)	(0.53)	(0.52)	(0.52)
Total distributions	(0.54)	(0.57)	(0.53)	(0.52)	(0.52)

Net asset value, end of year	$10.14	$9.70	$7.76	$9.53	$9.69

Total Return	10.33%	33.28%	-13.58%	3.87%	6.44%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$337,421	$331,490	$165,352	$189,038	$75,805
Ratio of expenses to average net assets:
Net of expense reimbursement	0.00%	0.00%	0.00%	0.00%	0.00%
Before expense reimbursement	0.12%	0.14%	0.18%	0.19%	0.22%
Ratio of net investment income to average net assets:
Net of expense reimbursement	5.41%	6.35%	6.06%	5.65%	5.49%
Before expense reimbursement	5.29%	6.21%	5.88%	5.46%	5.27%
Portfolio turnover rate	45%	84%	39%	226%	112%

The accompanying notes are an integral part of these financial statements.

PIA Funds
MBS BOND FUND
Financial Highlights

					February 28, 2006*
	Year Ended November 30,				through
	2010	2009	2008	2007	Nov. 30, 2006
Per Share Operating Performance
(For a fund share outstanding throughout each period)

Net asset value, beginning of period	$10.14	$10.35	$10.25	$10.14	$10.00

Income From Investment Operations:
Net investment income	0.32	0.49	0.59	0.51	0.34
Net realized and unrealized gain on investments	0.11	0.38	0.07	0.11	0.13
Total from investment operations	0.43	0.87	0.66	0.62	0.47

Less Distributions:
Distributions from net investment income	(0.34)	(0.51)	(0.56)	(0.51)	(0.33)
Distributions from net realized gains	(0.09)	(0.57)	(0.00)#	(0.00)#	—
Total distributions	(0.43)	(1.08)	(0.56)	(0.51)	(0.33)

Net asset value, end of period	$10.14	$10.14	$10.35	$10.25	$10.14

Total Return	4.37%	9.05%	6.64%	6.30%	4.86	%++

Ratios/Supplemental Data:
Net assets, end of period (in 000’s)	$122,332	$106,098	$108,337	$344,801	$95,795
Ratio of expenses to average net assets:
Net of expense reimbursement	0.00%	0.00%	0.00%	0.00%	0.00	%+
Before expense reimbursement	0.19%	0.20%	0.19%	0.17%	0.48	%+
Ratio of net investment income to average net assets:
Net of expense reimbursement	3.22%	4.93%	5.33%	5.39%	5.46	%+
Before expense reimbursement	3.03%	4.73%	5.14%	5.22%	4.98	%+
Portfolio turnover rate	388%	108%	126%	139%	19	%++

*	Commencement of operations.
+	Annualized for periods less than one year.
++	Not annualized for periods less than one year.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

PIA Funds
Notes to Financial Statements – November 30, 2010

Note 1 – Organization
The PIA BBB Bond Fund and the PIA MBS Bond Fund (the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Currently, the Funds offer the Managed Account Completion Shares (MACS) class.  Each of the Funds has separate assets and liabilities and differing investment objectives.  The investment objective of the PIA BBB Bond Fund (the “BBB Bond Fund”) is to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard and Poor’s Rating Group or the Baa category by Moody’s Investors Services.  The investment objective of the PIA MBS Bond Fund (the “MBS Bond Fund”) is to provide a total rate of return that approximates that of mortgage-backed securities (“MBS”) included in the Barclays Capital U.S. MBS Fixed Rate Index.  The BBB Bond Fund and the MBS Bond Fund commenced operations on September 25, 2003 and February 28, 2006, respectively.  Only authorized investment advisory clients of Pacific Income Advisers, Inc. are eligible to invest in the Funds.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities Purchased on a When-Issued Basis – Delivery and payment for securities that have been purchased by the Funds on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date.  During this period, such securities are subject to market fluctuations. The Funds are required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Funds’ net asset values if the Funds make such purchases while remaining substantially fully invested.  In connection with the ability to purchase securities on a when-issued basis, the Funds may also enter into dollar rolls in which the Funds sell securities purchased on a forward-commitment basis and simultaneously contract with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date.  As an inducement for the Funds to “rollover” their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.  Dollar rolls are considered a form of leverage.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 – 2009, or expected to be taken in the Funds’ 2010 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Arizona; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

Expenses – Each Fund is charged for those expenses that are directly attributable to the Fund, such as administration and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

Securities Transactions and Investment Income – Security transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective security.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Funds distribute substantially all net investment income, if any, monthly and net realized gains, if any, annually.  The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds expect the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2010, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain/(Loss)
BBB Bond Fund	$135,556	$(135,556)
MBS Bond Fund	138,155	(138,155)

The permanent differences primarily relate to paydown and swap contract adjustments.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of November 30, 2010, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

Note 3 – Securities Valuation
The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.  The Funds’ investments are carried at fair value.

Investment Companies – Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Foreign Securities – Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

All foreign securities owned by the BBB Bond Fund are U.S. dollar denominated.

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

U.S. Government Securities – U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. Government Agency Securities – U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in level 1 or level 2 of the fair value hierarchy.

Derivative Instruments – Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.  Credit default swaps are valued daily based upon quotations from market makers and are typically categorized in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.

Short-Term Notes – Short-term notes which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value).  Short-term investments which mature after 60 days are valued at market.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2010:

BBB Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$322,796,564	$—	$322,796,564
U.S. Government Instrumentalities	—	8,266,303	—	8,266,303
Total Fixed Income	—	331,062,867	—	331,062,867
Short-Term Investments	1,443,620	—	—	1,443,620
Total Investments	$1,443,620	$331,062,867	$—	$332,506,487

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

MBS Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Mortgage-Backed Securities –
U.S. Government Agencies	$—	$114,996,281	$—	$114,996,281
U.S. Government Instrumentalities	—	1,004,453	—	1,004,453
Total Fixed Income	—	116,000,734	—	116,000,734
Short-Term Investments	8,679,218	9,992,342	—	18,671,560
Total Investments	$8,679,218	$125,993,076	$—	$134,672,294

Refer to each Fund’s Schedule of Investments for additional detail.

New Accounting Pronouncement – In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for the interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

Note 4 – Investment Advisory Fee and Other Transactions with Affiliates
The Funds have investment advisory agreements with Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  Under the agreement, the Funds do not pay the Adviser an investment advisory fee.  However, investors in the Funds will be charged investment advisory fees by the Adviser and persons other than the Adviser.  Clients of PIA pay PIA an investment advisory fee to manage their assets, including assets invested in the Funds.  Participants in “wrap-fee” programs pay fees to the program sponsor, who in turn pays fees to the Adviser.  For the year ended November 30, 2010, the Funds incurred no investment advisory fees.

The Funds are responsible for their own operating expenses.  PIA has voluntarily agreed to limit the total expenses of the Funds to an annual rate of 0.00% of average daily net assets through March 30, 2011.  This waiver may be discontinued at any time after March 30, 2011 as long as the Adviser provides shareholders of the Funds with written notice six months in advance of the discontinuance.  The Adviser may not recoup expense reimbursements in future periods.  For the year ended November 30, 2010, the Adviser absorbed Fund expenses in the amount of $448,934 and $225,385 for the BBB Bond Fund and the MBS Bond Fund, respectively.

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the year ended November 30, 2010, the BBB Bond Fund and the MBS Bond Fund incurred $84,142 and $47,097 in administration fees, respectively.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds.  For the year ended November 30, 2010, the BBB Bond Fund and the MBS Bond Fund incurred $107,165 and $54,368 in fund accounting fees, respectively and $77,695 and $16,343 in transfer agent fees (excluding transfer agency out-of-pocket expenses), respectively.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.  For the year ended November 30, 2010, the BBB Bond Fund and the MBS Bond Fund incurred $26,931 and $18,766 in custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the year ended November 30, 2010, the BBB Bond Fund and the MBS Bond Fund were allocated $7,259 and $4,825 of the Chief Compliance Officer fee, respectively.

Note 5 – Purchases and Sales of Securities
For the year ended November 30, 2010, the cost of purchases and the proceeds from sales of securities (excluding short-term securities and U.S. government obligations) were $99,635,310 and $105,158,876, respectively, for the BBB Bond Fund and $433,550,338 and $415,240,340, respectively, for the MBS Bond Fund.  Purchases and sales of U.S. government obligations for the year ended November 30, 2010 were $57,612,601 and $59,762,565, respectively, for the BBB Bond Fund and $5,882,194 and $10,760,769, respectively, for the MBS Bond Fund.

Note 6 – Derivative Instruments
The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended November 30, 2010, the MBS Bond Fund did not hold any derivative instruments.

The Funds are subject to credit risk in the normal course of pursuing their investment objectives.  The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its exposure to other risks, such as interest rate risks or as a substitute for taking a position in certain types of bonds.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as a payment default or bankruptcy.  Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

the underlying security at par if the defined credit event occurs.  Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap contracts in the statements of operations.  The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

BBB Bond Fund

The effect of derivative instruments on the statements of operations for the year ended November 30, 2010 is as follows:

Derivative Type	Location of Gain on Derivatives Recognized in Income	Value
Credit contracts	Net realized gain on swap contracts	$193,797
Credit contracts	Change in unrealized appreciation on swap contracts	66,933

For the year ended November 30, 2010, the monthly average gross notional amount of the credit default swaps held in the BBB Bond Fund was $12,538,462.

Note 7 – Line of Credit
The BBB Bond Fund has a line of credit in the amount of $18,400,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the BBB Bond Fund’s custodian, U.S. Bank N.A.  During the year ended November 30, 2010, the BBB Bond Fund did not draw upon its line of credit.

Note 8 – Federal Income Tax Information
Net investment income and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of paydowns and swap contracts.

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 was as follows:

	BBB Bond Fund		MBS Bond Fund
	Nov. 30, 2010	Nov. 30, 2009	Nov. 30, 2010	Nov. 30, 2009
Ordinary income	$19,583,599	$16,478,943	$4,172,137	$9,049,516
Long-term capital gains	—	—	669,363	2,311,728

For the year ended November 30, 2010, the MBS Bond Fund has designated $669,363 as long-term capital gain dividend, pursuant to Internal Revenue Code section 852(b)(3).

Ordinary income distributions may include dividends paid from short-term capital gains.

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

As of November 30, 2010, the components of capital on a tax basis were as follows:

	BBB Bond Fund	MBS Bond Fund
Cost of investments (a)	$300,809,168	$129,997,068
Gross unrealized appreciation	32,851,558	4,837,458
Gross unrealized depreciation	(1,154,239)	(162,232)
Net unrealized appreciation	31,697,319	4,675,226
Undistributed ordinary income	513,741	2,984,935
Undistributed long-term capital gain	—	—
Total distributable earnings	513,741	2,984,935
Other accumulated gains/(losses)	(1,820,632)	—
Total accumulated earnings/(losses)	$30,390,428	$7,660,161

(a)The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

As of November 30, 2010, the BBB Bond Fund had tax capital losses in the amount of $1,820,632 which may be carried over to offset future gains.  These capital losses expire in 2017.

Note 9 – Other Tax Information (Unaudited)
For the year ended November 30, 2010, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds.  For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2010 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

The MBS Bond Fund designated 6.25% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c).

PIA Funds
Report of Independent Registered Public Accounting Firm
To the Board of Trustees
Advisors Series Trust and
Shareholders of:
PIA BBB Bond Fund
PIA MBS Bond Fund

We have audited the accompanying statements of assets and liabilities of PIA BBB Bond Fund and PIA MBS Bond Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2010, and the related statements of operations for the year then ended, with respect to the PIA BBB Bond Fund, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with respect to the PIA MBS Bond Fund, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from February 28, 2006 (commencement of operation) to November 30, 2006.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIA BBB Bond Fund and PIA MBS Bond Fund, as of November 30, 2010, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2011

PIA Funds
Notice to Shareholders – November 30, 2010
(Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2010
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available by calling 1-800-251-1970.

PIA Funds
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
Portfolios
			Principal	in Fund	Other
		Term of Office	Occupation	Complex	Directorships
Name, Address	Position Held	and Length of	During Past	Overseen by	Held During
and Age	with the Trust	Time Served	Five Years	Trustee(2)	Past Five Years
Independent Trustees(1)
Sallie P. Diederich	Trustee	Indefinite term	Independent Mutual Fund	6	None.
(age 60)		since	Consultant, (1995 to present);
615 E. Michigan Street		January 2011.	Advisor Corporate Controller,
Milwaukee, WI 53202			Transamerica Fund Management
Company (1994 to 1995);
Senior Vice President, Mutual
Fund and Custody Operations
(1992 to 1993); Vice President
and Controller, Mutual Fund
Accounting, American Capital
Mutual Funds (1986 to 1992).
Donald E. O’Connor	Trustee	Indefinite term	Retired; former Financial	6	Trustee, The
(age 74)		since	Consultant and former		Forward Funds
615 E. Michigan Street		February 1997.	Executive Vice President and		(35 portfolios).
Milwaukee, WI 53202			Chief Operating Officer of ICI
Mutual Insurance Company
(until January 1997).
George J. Rebhan	Trustee	Indefinite term	Retired; formerly President,	6	Independent
(age 76)		since	Hotchkis and Wiley Funds		Trustee from
615 E. Michigan Street		May 2002.	(mutual funds) (1985 to 1993).		1999 to 2009,
Milwaukee, WI 53202					E*TRADE
Funds.
George T. Wofford	Trustee	Indefinite term	Retired; formerly Senior Vice	6	None.
(age 71)		since	President, Federal Home Loan
615 E. Michigan Street		February 1997.	Bank of San Francisco.
Milwaukee, WI 53202
Interested Trustee
Joe D. Redwine(3)	Interested	Indefinite term	President, CEO, U.S. Bancorp	6	None.
(age 63)	Trustee	since	Fund Services, LLC (May 1991
615 E. Michigan Street		September 2008.	to present).
Milwaukee, WI 53202

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)
Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Officers
Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp Fund Services, LLC
(age 63)	Chief Executive	since	(May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202
Douglas G. Hess	President and	Indefinite term	Vice President, Compliance and Administration, U.S. Bancorp
(age 43)	Principal	since	Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive	June 2003.
Milwaukee, WI 53202	Officer
Cheryl L. King	Treasurer and	Indefinite term	Assistant Vice President, Compliance and Administration,
(age 49)	Principal	since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Financial	December 2007.
Milwaukee, WI 53202	Officer
Michael L. Ceccato	Vice President,	Indefinite term	Vice President, U.S. Bancorp Fund Services, LLC (February 2008
(age 53)	Chief	since	to present); General Counsel/Controller, Steinhafels, Inc.
615 E. Michigan Street	Compliance	September 2009.	(September 1995 to February 2008).
Milwaukee, WI 53202	Officer and
AML Officer
Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Vice President and Counsel, U.S. Bancorp Fund Services, LLC
(age 45)		since	(May 2006 to present); Senior Counsel, Wells Fargo Funds
615 E. Michigan Street		June 2007.	Management, LLC (May 2005 to May 2006); Senior Counsel,
Milwaukee, WI 53202			Strong Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds and PIA High Yield Fund, PIA Moderate Duration Bond Fund and PIA Short-Term Securities Fund.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-251-1970 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, CA  90401

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

PIA Funds

– PIA Moderate
Duration Bond Fund

– PIA Short-Term
Securities Fund

Annual Report

November 30, 2010

PIA Funds

Dear Shareholder:

We are pleased to provide you with this annual report for the period ended November 30, 2010 regarding the following series of the PIA Mutual Funds for which Pacific Income Advisers (“PIA”) is the adviser: the Short-Term Securities Fund and the Moderate Duration Bond Fund.

During the 12 months ended November 30, 2010 the Funds’ total returns, including the reinvestment of dividends and capital gains, were as follows:

PIA Short-Term Securities Fund	0.72%
PIA Moderate Duration Bond Fund	4.93%

The Gross Domestic Product’s (GDP) annual rate of growth was +3.7% for the first quarter of 2010 and declined to +2.5% during the third quarter. Total year over year GDP through September registered 3.2% compared to a mere +0.2% for 2009. Even with some stronger economic data, the housing sector and employment remained weak. Budget deficits continue to mount and the Federal Reserve maintained its easier monetary policy by keeping the Funds rate close to zero.

The intermediate part of the yield curve experienced the largest decrease in rates mainly due to the massive purchase of U.S. Treasury securities by the Federal Reserve as part of their quantitative easing program. The yields on 5-year treasury bonds and 30-year treasury bonds declined by 121 and 31 basis points, respectively, from December 31, 2009 through November 30, 2010. The yields on six month and one year treasuries were relatively unchanged.

Interest rate spreads on corporate bonds over treasuries tightened during the period from 207 basis points to 171 basis points. However, spreads on U.S. agency mortgage-backed securities increased from 168 basis points to 188 basis points.

The Short-Term Securities Fund had close to a neutral maturity structure compared to the BofA Merrill Lynch 1-Year U.S. Treasury Note Index during the year. The Fund was overweight in short average life/floating rate government mortgage-backed securities, agencies and corporate notes which outperformed treasuries.  The Fund’s benchmark index, the BofA Merrill Lynch 1-Year U.S. Treasury Note Index, was up 0.67% for the 12 months ended November 30 compared to the Fund’s 0.72% return.

The Moderate Duration Bond Fund’s return for the 12 months ended November 30 was lower than the Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark index, mostly due to a shorter maturity structure, an underweight in commercial mortgage-backed securities and increased volatility in some agency mortgage-based security holdings from the agency buyback program. The Barclays Capital U.S. Aggregate Bond Index return was 6.02% compared to the Fund’s 4.93% return.

Please take a moment to review your Fund(s)’ statements of assets and liabilities and the results of operations for the 12 month period ended November 30. We look forward to reporting to you again with the semi-annual report dated May 2011.

Lloyd McAdams
Chairman of the Board
Pacific Income Advisers, Inc.

Please refer to the following page for important disclosure information.

PIA Funds

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Funds may also use options and futures contracts and the Moderate Duration Bond Fund may also use swaps, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency rates.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  These risks are fully disclosed in the Prospectus.

The Moderate Duration Bond Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to market volatility than a diversified fund.

The Barclays Capital U.S. Aggregate Index (the “Index”) is an unmanaged index presented for comparative purposes only. The Index represents securities that are U.S. domestic, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.  The BofA Merrill Lynch 1-Year U.S. Treasury Note Index (the “Index”) is an unmanaged index presented for comparative purposes only. The Index is comprised of a single U.S. Treasury issue with approximately one year to final maturity purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue. You cannot invest directly in an index.

Gross Domestic Product (“GDP”) is the amount of goods and services produced in a year, in a country.

 Basis point equals 1/100th of 1%.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

PIA Funds

PIA MODERATE DURATION BOND FUND Comparison of the change in value of a $10,000 investment in the PIA Moderate Duration Bond Fund vs the Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Return*	1 Year	5 Years	10 Years
PIA Moderate Duration Bond Fund	4.93%	6.18%	5.55%
Barclays Capital U.S. Aggregate Bond Index	6.02%	6.23%	6.15%

Total Annual Fund Operating Expenses – 0.96%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Indices do not incur expenses and are not available for investment.

*  Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds

PIA SHORT-TERM SECURITIES FUND Comparison of the change in value of a $10,000 investment in the PIA Short-Term Securities Fund vs the BofA Merrill Lynch 1-Year U.S. Treasury Note Index

Average Annual Total Return*	1 Year	5 Years	10 Years
PIA Short-Term Securities Fund	0.72%	3.41%	3.26%
BofA Merrill Lynch 1-Year U.S. Treasury Note Index	0.67%	3.38%	3.25%

Total Annual Fund Operating Expenses – 0.41%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index consisting of a single U.S. Treasury issue with approximately one year to final maturity purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.

Indices do not incur expenses and are not available for investment.

*  Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds
Expense Example – November 30, 2010
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/10 – 11/30/10).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.50% and 0.35% per the advisory agreements for the PIA Moderate Duration Bond Fund and the PIA Short-Term Securities Fund, respectively.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 6/1/10	Value 11/30/10	Period 6/1/10 – 11/30/10*
PIA Moderate Duration Bond Fund
Actual	$1,000.00	$1,029.40	$2.54
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.54

PIA Short-Term Securities Fund
Actual	$1,000.00	$1,004.50	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78

*
Expenses are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratios of the PIA Moderate Duration Bond Fund and the PIA Short-Term Securities Fund are 0.50% and 0.35%, respectively.

PIA Funds
PIA MODERATE DURATION BOND FUND
Allocation of Portfolio Assets – November 30, 2010
(Unaudited)

Investments by Type
As a Percentage of Net Assets

PIA Funds
PIA SHORT-TERM SECURITIES FUND
Allocation of Portfolio Assets – November 30, 2010
(Unaudited)

Investments by Type
As a Percentage of Net Assets

PIA Funds
PIA MODERATE DURATION BOND FUND
Schedule of Investments – November 30, 2010

Principal Amount		Value
CORPORATE BONDS 29.8%
Aerospace 1.3%
	Boeing Capital Corp.
$300,000	4.70%, due 10/27/19	$330,512
	TransDigm Group, Inc.
350,000	7.75%, due 7/15/14	361,375
		691,887
Agriculture 2.0%
	Archer-Daniels-Midland Co.
550,000	5.375%, due 9/15/35	576,265
	Bunge Limited Finance Corp.
400,000	8.50%, due 6/15/19	479,114
		1,055,379
Banks 2.3%
	Bank of America Corp.
325,000	5.125%, due 11/15/14	344,025
	Citigroup, Inc.
400,000	6.125%, due 11/21/17	437,136
	Wells Fargo & Co.
400,000	4.375%, due 1/31/13	425,592
		1,206,753
Beverages 1.1%
	Coca-Cola Enterprises, Inc.
200,000	4.25%, due 3/1/15	219,631
	Constellation Brands, Inc.
350,000	7.25%, due 5/15/17	378,000
		597,631
Brokers 0.6%
	Goldman Sachs Group Inc.
150,000	6.15%, due 4/1/18	164,550
	Morgan Stanley
150,000	6.625%, due 4/1/18	164,158
		328,708
Chemicals 1.4%
	CF Industries Holdings, Inc.
400,000	6.875%, due 5/1/18	440,000
	E.I. Du Pont De Nemours & Co.
250,000	5.75%, due 3/15/19	293,369
		733,369
Construction Machinery 0.8%
	Caterpillar Financial
	Services Corp.
400,000	2.00%, due 4/5/13	409,269
Consumer Products 0.8%
	Newell Rubbermaid Inc.
400,000	4.70%, due 8/15/20	410,532
Diversified Financial Services 0.7%
	General Electric Capital Corp.
350,000	5.00%, due 1/8/16	380,686
Electric Utilities 1.0%
	Duke Energy Carolinas
450,000	6.10%, due 6/1/37	509,374
Food Products 0.7%
	Tyson Foods, Inc.
350,000	7.35%, due 4/1/16	386,750
Forest Products 0.9%
	International Paper Co.
350,000	9.375%, due 5/15/19	457,720
Hotels 0.7%
	Starwood Hotels &
	Resorts Worldwide
350,000	7.875%, due 10/15/14	401,187
Insurance 1.7%
	American International Group, Inc.
500,000	4.25%, due 5/15/13	512,500
	MetLife, Inc.
350,000	5.00%, due 6/15/15	384,542
		897,042

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MODERATE DURATION BOND FUND
Schedule of Investments – November 30, 2010 (continued)

Principal Amount		Value
Machinery 0.7%
	Manitowoc Co., Inc.
$350,000	8.50%, due 11/1/20	$359,625
Media 1.4%
	News America, Inc.
200,000	5.30%, 12/15/14	225,009
	Viacom, Inc.
450,000	6.25%, due 4/30/16	526,219
		751,228
Medical/Drugs 3.6%
	Amgen, Inc.
600,000	6.40%, due 2/1/39	708,284
	AstraZeneca PLC
400,000	5.40%, due 9/15/12	433,734
	GlaxoSmithKline
400,000	5.65%, due 5/15/18	470,479
	Wyeth
275,000	5.45%, due 4/1/17	316,995
		1,929,492
Medical Instruments 0.4%
	Beckman Coulter, Inc.
200,000	6.00%, due 6/1/15	224,739
Metals 0.6%
	Teck Cominco Metals Ltd.
300,000	5.375%, due 10/1/15	331,533
Mining 1.4%
	Rio Tinto Finance USA Ltd.
300,000	6.50%, due 7/15/18	357,713
	Southern Copper Corp.
400,000	5.375%, due 4/16/20	417,790
		775,503
Oil & Gas 0.8%
	Occidental Petroleum Corp.
100,000	6.75%, due 1/15/12	106,464
	Weatherford International Ltd.
300,000	6.00%, due 3/15/18	330,692
		437,156
Retail 1.8%
	CVS Caremark Corp.
300,000	5.75%, due 6/1/17	343,199
	Federated Retail Holdings Inc.
350,000	5.90%, due 12/1/16	378,000
	Target Corp.
200,000	7.00%, due 1/15/38	252,780
		973,979
Sovereign 0.4%
	Federal Republic of Brazil
350,000	12.50%, due 1/5/16	234,238
Steel 0.6%
	Allegheny Technologies, Inc.
291,000	9.375%, due 6/1/19	345,687
Telecommunications 0.6%
	Sprint Capital Corp.
170,000	8.375%, due 3/15/12	179,775
	Verizon Communications, Inc.
100,000	7.75%, due 12/1/30	127,383
		307,158
Tools 0.7%
	Stanley Black & Decker Inc.
400,000	5.20%, due 9/1/40	389,632
Wireless Communications 0.8%
	Motorola, Inc.
400,000	5.375%, due 11/15/12	424,217
Total Corporate Bonds
(cost $14,850,768)		15,950,474

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MODERATE DURATION BOND FUND
Schedule of Investments – November 30, 2010 (continued)

Principal Amount		Value
MORTGAGE-BACKED SECURITIES 30.6%
U.S. Government Agencies 30.6%
	FHLMC Pool
$2,134,728	4.00%, due 12/1/24, #J11369	$2,217,915
199,811	5.00%, due 7/1/37, #A62994	211,472
187,860	5.00%, due 2/1/38, #A73370	198,784
16,068	5.00%, due 11/1/38, #G08307	17,003
2,250,218	5.00%, due 2/1/39, #G05507	2,381,067
197,367	5.00%, due 3/1/39, #A85258	208,824
1,000,000	4.50%, due 5/1/40, #G06047	1,039,702
	FNMA Pool
526,070	5.50%, due 1/1/38, #952038	566,078
500,000	5.00%, due 4/1/38, #929301	530,715
1,091,118	5.50%, due 8/1/38, #889988	1,192,852
441,397	5.00%, due 3/1/39, #995906	468,606
101,411	5.00%, due 4/1/39, #931019	107,631
457,104	5.00%, due 7/1/39, #995931	485,138
1,300,000	4.50%, due 7/1/40, #AD7613	1,355,065
	FNMA TBA (a)
1,200,000	4.00%, due 12/15/40	1,218,937
1,500,000	5.00%, due 12/15/40	1,590,703
	GNMA Pool
204,872	4.50%, due 10/15/38, #782441	215,817
592,835	4.50%, due 1/15/39, #706001	623,889
978,472	4.50%, due 5/15/39, #717066	1,029,728
492,725	4.50%, due 6/15/39, #720091	518,536
195,049	4.50%, due 9/15/40, #733483	205,266
		16,383,728
Total Mortgage-Backed Securities
(cost $16,319,834)		16,383,728
U.S. GOVERNMENT AGENCIES AND
INSTRUMENTALITIES 33.9%
Federal Deposit Insurance Corporation
Guaranteed Corporate Notes 0.9%
	General Electric Capital Corp.
450,000	2.00%, due 9/28/12	462,202
U.S. Treasury Bonds 1.9%
	U.S. Treasury Bond
1,000,000	4.25%, due 11/15/40	1,025,469
U.S. Treasury Notes 31.1%
	U.S. Treasury Note
1,300,000	1.125%, due 6/30/11	1,306,856
6,700,000	1.00%, due 7/31/11 (b)	6,734,545
1,200,000	1.50%, due 7/15/12	1,221,937
2,800,000	1.75%, due 7/31/15	2,851,397
200,000	3.00%, due 8/31/16	214,000
1,400,000	1.25%, due 10/31/15	1,387,969
2,750,000	3.00%, due 2/28/17	2,927,460
		16,644,164
Total U.S. Government Agencies
and Instrumentalities
(cost $18,093,152)		18,131,835
OPEN-END FUNDS 4.4%
233,740	PIA BBB Bond Fund	2,370,122
Total Open-end Funds
(cost $2,300,000)		2,370,122
RIGHTS 0.0%
1	Global Crossing North
	America, Inc. Liquidating
	Trust (c)(d) (cost $0)	—

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MODERATE DURATION BOND FUND
Schedule of Investments – November 30, 2010 (continued)

Shares/
Principal Amount			Value
SHORT-TERM INVESTMENTS 5.8%
712	AIM STIT - Treasury
	Portfolio - Institutional
	Class, 0.06% (b) (e)		$712
2,621,458	Fidelity Institutional Money
	Market Government Portfolio -
	Class I, 0.05% (b) (e)		2,621,458
$500,000	U.S. Treasury Bill,
	0.16%, due 4/7/11 (b) (f)		499,727
Total Short-Term Investments
(cost $3,121,494)			3,121,897
Total Investments
(cost $54,685,248)		104.5%	55,958,056
Liabilities less Other Assets		(4.5)%	(2,412,320)
TOTAL NET ASSETS		100.0%	$53,545,736

(a)	Security purchased on a when-issued basis. As of November 30, 2010, the total cost of investments purchased on a when-issued basis was $2,836,641 or 5.3% of total net assets.
(b)	A portion of the security is segregated in connection with credit default swap contracts.
(c)
Restricted security.  The interest in the liquidating trust was acquired through a distribution on December 9, 2003.  As of November 30, 2010, the security had a cost and value of $0 (0.0% of total net assets).

(d)	Valued at a fair value in accordance with procedures established by the Fund’s Board of Trustees.
(e)	Rate shown is the 7-day yield at November 30, 2010.
(f)	Rate shown is the discount rate at November 30, 2010.
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
TBA – To Be Announced

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA SHORT-TERM SECURITIES FUND
Schedule of Investments – November 30, 2010

Principal Amount		Value
CORPORATE BONDS 8.5%
Aerospace 0.4%
	Boeing Co.
$550,000	1.875%, due 11/20/12	$561,391
Banks 0.4%
	Bear Stearns Companies Inc.
420,000	5.35%, due 2/1/12	441,046
	JPMorgan Chase & Co.
250,000	5.60%, due 6/1/11	256,382
		697,428
Beverages 0.3%
	Coca Cola Enterprises Inc.
500,000	3.75%, due 3/1/12	517,787
Brokers 1.0%
	Goldman Sachs Group Inc.
250,000	6.875%, due 1/15/11	251,864
500,000	3.625%, due 8/1/12	518,623
	Morgan Stanley
750,000	5.30%, due 3/1/13	805,571
		1,576,058
Capital Goods 0.5%
	Caterpillar Financial Services Corp.
800,000	2.00%, due 4/5/13	818,538
Computers 0.5%
	Hewlett Packard Co.
600,000	5.25%, due 3/1/12	633,923
150,000	4.50%, due 3/1/13	161,534
		795,457
Diversified Financial Services 0.4%
	General Electric Capital Corp.
600,000	5.00%, due 11/15/11	624,677
Electric Utilities 0.5%
	Duke Energy Carolinas
750,000	6.25%, due 1/15/12	796,508
Medical-Drugs 1.7%
	Abbott Laboratories
250,000	5.60%, due 5/15/11	256,118
500,000	5.15%, due 11/30/12	543,460
	American Home Products Corp.
500,000	6.95%, due 3/15/11	509,483
	Eli Lilly & Co.
750,000	3.55%, due 3/6/12	775,926
	Merck & Co., Inc.
250,000	5.125%, due 11/15/11	260,553
	Pfizer Inc.
250,000	4.45%, due 3/15/12	261,902
		2,607,442
Networking Products 0.2%
	Cisco Systems, Inc.
250,000	5.25%, due 2/22/11	252,678
Oil & Gas 0.6%
	Chevron Corp.
600,000	3.45%, due 3/3/12	619,394
	Occidental Petroleum Corp.
250,000	6.75%, due 1/15/12	266,159
		885,553
Software 0.5%
	Oracle Corp.
750,000	5.00%, due 1/15/11	754,142
Retail 0.5%
	Wal-Mart Stores, Inc.
750,000	4.125%, due 2/15/11	755,919
Telecommunications 1.0%
	AT&T Wireless Services, Inc.
750,000	7.875%, due 3/1/11	763,741
	Verizon Communications Inc.
750,000	5.25%, due 4/15/13	822,912
		1,586,653
Total Corporate Bonds
(cost $13,081,488)		13,230,231

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA SHORT-TERM SECURITIES FUND
Schedule of Investments – November 30, 2010 (continued)

Principal Amount		Value
MORTGAGE-BACKED SECURITIES 15.4%
U.S. Government Agencies 15.4%
	FHLMC ARM Pool (a)
$20,292	2.405%, due 8/1/15, #755204	$20,367
20,794	2.581%, due 2/1/22, #845113	21,843
52,454	3.740%, due 10/1/22, #635206	54,992
15,606	2.524%, due 6/1/23, #845755	16,331
13,394	2.580%, due 2/1/24, #609231	14,011
542,111	2.584%, due 1/1/25, #785726	569,521
34,590	3.434%, due 1/1/33, #1B0668	34,785
1,024,515	2.500%, due 10/1/34, #782784	1,055,233
445,332	2.927%, due 12/1/34, #1G0018	460,474
286,095	3.034%, due 4/1/36, #847671	301,258
	FHLMC Gold TBA (b)
1,500,000	5.00%, due 12/15/40	1,585,782
	FNMA ARM Pool (a)
43,263	2.730%, due 7/1/25, #555206	45,347
310,520	3.703%, due 7/1/27, #424953	311,215
99,395	2.600%, due 3/1/28, #556438	104,198
146,352	3.417%, due 6/1/29, #508399	153,818
318,326	3.666%, due 4/1/30, #562912	334,754
103,545	2.552%, due 10/1/30, #670317	108,505
15,677	2.652%, due 7/1/31, #592745	16,431
112,765	2.817%, due 9/1/31, #597196	117,898
33,235	2.402%, due 11/1/31, #610547	34,434
4,310	2.500%, due 4/1/32, #629098	4,319
665,823	2.670%, due 10/1/33, #743454	695,762
2,105,482	2.500%, due 11/1/33, #755253	2,177,746
3,220,247	3.325%, due 5/1/34, #5719	3,378,991
862,362	2.639%, due 7/1/34, #779693	902,907
776,759	2.478%, due 10/1/34, #795136	805,089
529,384	2.740%, due 1/1/35, #805391	551,686
248,917	2.896%, due 10/1/35, #845041	261,111
388,542	2.357%, due 10/1/35, #846171	402,484
679,207	3.146%, due 1/1/36, #849264	717,240
257,965	5.902%, due 6/1/36, #872502	270,810
1,684,368	3.073%, due 1/1/37, #906389	1,774,581
1,509,726	3.163%, due 3/1/37, #907868	1,590,009
543,900	3.410%, due 8/1/37, #949772	571,883
213,021	3.577%, due 10/1/37, #955963	224,203
543,294	3.723%, due 11/1/37, #953653	558,123
689,491	4.207%, due 11/1/37, #948183	724,511
	FNMA Pool
5,820	11.00%, due 1/1/13, #415842	5,937
	FNMA TBA (b)
1,500,000	5.00%, due 12/15/40	1,590,703
	GNMA II ARM Pool (a)
14,525	3.125%, due 11/20/21, #8871	14,986
95,783	3.125%, due 10/20/22, #8062	98,820
196,436	3.125%, due 11/20/26, #80011	202,663
47,180	3.125%, due 11/20/26, #80013	48,675
25,353	3.125%, due 12/20/26, #80021	26,157
12,346	3.375%, due 1/20/27, #80029	12,761
212,417	2.625%, due 7/20/27, #80094	217,876
293,304	2.625%, due 8/20/27, #80104	300,842
12,822	3.125%, due 10/20/27, #80122	13,229
105,667	3.375%, due 1/20/28, #80154	109,220
199,607	3.125%, due 10/20/29, #80331	205,935
46,940	3.125%, due 11/20/29, #80344	48,428
		23,868,884
Total Mortgage-Backed Securities
(cost $23,334,426)		23,868,884
U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES 47.5%
Federal Deposit Insurance Corporation
Guaranteed Corporate Notes 15.2%
	Bank of America Corp.
7,000,000	2.10%, due 4/30/12	7,155,204
	CitiBank N.A.
5,000,000	1.75%, due 12/28/12	5,119,705
	General Electric Capital Corp.
9,000,000	3.00%, due 12/9/11	9,239,562
2,000,000	2.00%, due 9/28/12	2,054,234
		23,568,705

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA SHORT-TERM SECURITIES FUND
Schedule of Investments – November 30, 2010 (continued)

Shares/
Principal Amount			Value
U.S. Government Agencies 7.4%
	FHLMC
$7,000,000	2.125%, due 3/23/12		$7,148,225
	FNMA
4,000,000	4.75%, due 11/19/12		4,326,532
			11,474,757
U.S. Treasury Notes 24.9%
	U.S. Treasury Note
8,000,000	0.875%, due 12/31/10		8,005,312
7,000,000	0.875%, due 3/31/11		7,016,408
5,500,000	4.875%, due 7/31/11		5,669,730
1,000,000	1.50%, due 7/15/12		1,018,281
3,300,000	0.625%, due 7/31/12		3,311,867
8,300,000	1.375%, due 9/15/12		8,439,091
5,000,000	1.375%, due 11/15/12		5,088,480
			38,549,169
Total U.S. Government Agencies
and Instrumentalities
(cost $73,208,487)			73,592,631
SHORT-TERM INVESTMENTS 30.3%
5,479,943	Fidelity Institutional Money
	Market Government
	Portfolio - Class I, 0.05% (c)		5,479,943
	FNMA Discount Note (d)
$8,000,000	0.40%, due 1/4/11		7,996,978
12,000,000	0.39%, due 1/18/11		11,993,760
11,000,000	0.15%, due 3/1/11		10,995,875
	U.S. Treasury Bills (d)
2,500,000	0.43%, due 12/16/10		2,499,552
8,000,000	0.14%, due 2/10/11		7,997,872
Total Short-Term Investments
(cost $46,952,263)			46,963,980
Total Investments
(cost $156,576,664)		101.7%	157,655,726
Liabilities less Other Assets		(1.7)%	(2,707,721)
TOTAL NET ASSETS		100.0%	$154,948,005

(a)	Variable rate note. Rate shown reflects the rate in effect at November 30, 2010.
(b)	Security purchased on a when-issued basis. As of November 30, 2010, the total cost of investments purchased on a when-issued basis was $3,183,516 or 2.1% of total net assets.
(c)	Rate shown is the 7-day yield at November 30, 2010.
(d)	Rate shown is the discount rate at November 30, 2010.
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
TBA – To Be Announced

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Assets and Liabilities – November 30, 2010

	Moderate
	Duration	Short-Term
	Bond Fund	Securities Fund
Assets:
Investments in securities, at value (cost $54,685,248 and $156,576,664, respectively)	$55,958,056	$157,655,726
Deposit of cash in segregated account	96,873	—
Receivable for securities sold	—	20,713
Receivable for fund shares sold	60,937	302,447
Interest receivable	346,257	595,528
Prepaid expenses	13,471	18,405
Total assets	56,475,594	158,592,819
Liabilities:
Payable for fund shares redeemed	46,721	388,275
Payable for securities purchased	2,836,641	3,183,516
Distribution fees	4,759	—
Investment advisory fees	495	15,877
Administration fees	3,373	5,047
Custody fees	1,202	2,900
Transfer agent fees and expenses	6,867	11,543
Fund accounting fees	7,341	10,395
Audit fees	16,704	17,594
Chief Compliance Officer fee	530	795
Accrued expenses	5,225	8,872
Total liabilities	2,929,858	3,644,814
Net Assets	$53,545,736	$154,948,005
Net Assets Consist of:
Paid-in capital	$51,761,946	$155,241,885
Undistributed net investment income	66,243	23,675
Accumulated net realized gain/(loss) on investments,
futures contracts closed and swap contracts	444,998	(1,396,617)
Net unrealized appreciation on investments and foreign currency related transactions	1,272,549	1,079,062
Net Assets	$53,545,736	$154,948,005
Net Asset Value, Offering Price and Redemption Price Per Share	$20.77	$10.11
Shares Issued and Outstanding (Unlimited number of shares authorized, par value $0.01)	2,577,538	15,329,390

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Operations – Year Ended November 30, 2010

	Moderate
	Duration	Short-Term
	Bond Fund	Securities Fund
Investment Income:
Interest	$1,139,686	$1,613,944
Dividends	82,858	—
Total investment income	1,222,544	1,613,944

Expenses:
Investment advisory fees (Note 4)	149,889	317,777
Distribution fees (Note 5)	49,963	—
Fund accounting fees (Note 4)	40,111	61,221
Administration fees (Note 4)	38,386	53,398
Transfer agent fees and expenses (Note 4)	37,985	65,563
Registration fees	29,246	50,235
Audit fees	16,703	17,594
Insurance	8,402	4,779
Trustees’ fees	8,310	12,178
Custody fees (Note 4)	7,923	17,876
Legal fees	7,359	10,305
Reports to shareholders	5,211	10,731
Chief Compliance Officer fee (Note 4)	3,225	4,843
Miscellaneous	4,454	8,658
Total expenses	407,167	635,158
Less: Fee waiver and expense reimbursement from adviser (Note 4)	(157,353)	(79,048)
Net expenses	249,814	556,110
Net investment income	972,730	1,057,834

Realized and Unrealized Gain/(Loss) on Investments,
Futures Contracts Closed and Swap Contracts:
Net realized gain on:
Investments	1,332,392	154,936
Futures contracts closed	17,962	—
Swap contracts	38,379	—
Net change in unrealized appreciation/(depreciation) on:
Investments and foreign currency related transactions	(13,793)	(51,275)
Swap contracts	75,017	—
Net gain on investments, foreign currency related transactions,
futures contracts closed and swap contracts	1,449,957	103,661
Net increase in net assets resulting from operations	$2,422,687	$1,161,495

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Changes in Net Assets

	Moderate
	Duration		Short-Term
	Bond Fund		Securities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	Nov. 30, 2010	Nov. 30, 2009	Nov. 30, 2010	Nov. 30, 2009
Increase/(Decrease) in Net Assets From
Operations:
Net investment income	$972,730	$852,974	$1,057,834	$1,785,927
Net realized gain/(loss) on:
Investments	1,332,392	820,599	154,936	7,294
Futures contracts closed	17,962	(63,207)	—	—
Swap contracts	38,379	540	—	—
Net change in unrealized appreciation/(depreciation) on:
Investments and foreign currency related transactions	(13,793)	1,230,563	(51,275)	726,053
Swap contracts	75,017	(75,017)	—	—
Net increase in net assets resulting from operations	2,422,687	2,766,452	1,161,495	2,519,274

Distributions Paid to Shareholders:
Distributions from net investment income	(991,715)	(863,241)	(1,287,248)	(1,850,956)
Return of capital distribution	—	(50,255)	—	—
Total distributions paid to shareholders	(991,715)	(913,496)	(1,287,248)	(1,850,956)

Capital Share Transactions:
Proceeds from shares sold	24,958,430	29,953,610	91,428,485	143,527,849
Distributions reinvested	660,798	539,329	582,423	1,174,946
Payment for shares redeemed	(17,627,114)	(9,159,388)	(95,061,405)	(52,550,991)
Net increase/(decrease) in net assets from
capital share transactions	7,992,114	21,333,551	(3,050,497)	92,151,804
Total increase/(decrease) in net assets	9,423,086	23,186,507	(3,176,250)	92,820,122

Net Assets, Beginning of Year	44,122,650	20,936,143	158,124,255	65,304,133
Net Assets, End of Year	$53,545,736	$44,122,650	$154,948,005	$158,124,255
Includes Undistributed Net Investment Income of	$66,243	$75,017	$23,675	$41,971
Transactions in Shares:
Shares sold	1,219,750	1,518,702	9,051,988	14,222,813
Shares issued on reinvestment of distributions	32,227	27,322	57,688	116,580
Shares redeemed	(860,076)	(462,954)	(9,410,216)	(5,203,675)
Net increase/(decrease) in shares outstanding	391,901	1,083,070	(300,540)	9,135,718

The accompanying notes are an integral part of these financial statements.

PIA Funds
MODERATE DURATION BOND FUND
Financial Highlights

	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$20.19	$18.99	$18.94	$18.50	$18.32

Income From Investment Operations:
Net investment income	0.39	0.52	0.69	0.84	0.82
Net realized and unrealized gain on investments, foreign currency
related transactions, futures contracts closed and swap contracts	0.59	1.25	0.04	0.44	0.17
Total from investment operations	0.98	1.77	0.73	1.28	0.99

Less Distributions:
Distributions from net investment income	(0.40)	(0.54)	(0.68)	(0.84)	(0.81)
Return of capital distribution	—	(0.03)	—	—	—
Total distributions	(0.40)	(0.57)	(0.68)	(0.84)	(0.81)

Net asset value, end of year	$20.77	$20.19	$18.99	$18.94	$18.50

Total Return	4.93%	9.43%	3.95%	7.10%	5.58%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$53,546	$44,123	$20,936	$10,760	$16,126
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Before waivers and reimbursements	0.82%	0.94%	1.50%	1.62%	1.26%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	1.95%	2.68%	3.80%	4.50%	4.44%
Before waivers and reimbursements	1.63%	2.24%	2.80%	3.38%	3.68%
Portfolio turnover rate	446%	474%	366%	158%	231%

The accompanying notes are an integral part of these financial statements.

PIA Funds
SHORT-TERM SECURITIES FUND
Financial Highlights

	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$10.12	$10.06	$10.02	$9.97	$9.96

Income From Investment Operations:
Net investment income	0.07	0.18	0.36	0.46	0.41
Net realized and unrealized gain on investments	0.00 +	0.06	0.04	0.06	0.03
Total from investment operations	0.07	0.24	0.40	0.52	0.44

Less Distributions:
Distributions from net investment income	(0.08)	(0.18)	(0.36)	(0.47)	(0.43)
Total distributions	(0.08)	(0.18)	(0.36)	(0.47)	(0.43)

Net asset value, end of year	$10.11	$10.12	$10.06	$10.02	$9.97

Total Return	0.72%	2.45%	4.05%	5.40%	4.49%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$154,948	$158,124	$65,304	$53,836	$41,165
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.35%	0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements	0.40%	0.39%	0.49%	0.59%	0.63%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	0.67%	1.58%	3.56%	4.64%	4.04%
Before waivers and reimbursements	0.62%	1.54%	3.42%	4.40%	3.76%
Portfolio turnover rate	59%	52%	47%	55%	84%

+ Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

PIA Funds
Notes to Financial Statements – November 30, 2010

Note 1 – Organization
The PIA Moderate Duration Bond Fund and the PIA Short-Term Securities Fund (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Each of the Funds has separate assets and liabilities and differing investment objectives.  The investment objective of the PIA Moderate Duration Bond Fund (the “Moderate Duration Fund”) is to maximize total return through investing in bonds while minimizing risk as compared to the market.  The investment objective of the PIA Short-Term Securities Fund (the “Short-Term Fund”) is to provide investors a high level of current income, consistent with low volatility of principal through investing in short-term investment grade debt securities.  The Moderate Duration Fund and the Short-Term Fund commenced operations on September 1, 1998 and April 22, 1994, respectively.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities Purchased on a When-Issued Basis – Delivery and payment for securities that have been purchased by the Funds on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date.  During this period, such securities are subject to market fluctuations.  The Funds are required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Funds’ net asset values if the Funds make such purchases while remaining substantially fully invested.  In connection with the ability to purchase securities on a when-issued basis, the Funds may also enter into dollar rolls in which the Funds sell securities purchased on a forward-commitment basis and simultaneously contract with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date.  As an inducement for the Funds to “rollover” their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.  Dollar rolls are considered a form of leverage.

Futures Transactions – In order to protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, each Fund may enter into futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. government securities.  The margin required for a futures contract is set by the exchange on which the contract is traded.  Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains and losses until the contract is closed.  When the contract is closed, the Fund records a realized gain and loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities.  Second, it is possible that a lack of liquidity for

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.  Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.  These contracts involve market risk in excess of the amount reflected in the Funds’ statements of assets and liabilities.  Unrealized gains and losses on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains and losses for federal income tax purposes.

With futures, there is minimal counterparty risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 – 2009, or expected to be taken in the Funds’ 2010 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Arizona; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

Securities Transactions and Investment Income – Security transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective security.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Funds distribute substantially all net investment income, if any, monthly and net realized gains, if any, annually.  The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds expect the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts –  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2010, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain/(Loss)
Moderate Duration Fund	$ 10,211	$ (10,211)
Short-Term Fund	211,118	(211,118)

The permanent differences primarily relate to paydown and swap contract adjustments.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of November 30, 2010, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

Note 3 – Securities Valuation
The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.  The Funds’ investments are carried at fair value.

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

Equity Securities – Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

U.S. Government Securities – U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. Government Agency Securities – U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in level 1 or level 2 of the fair value hierarchy.

Derivative Instruments – Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.  Credit default swaps are valued daily based upon quotations from market makers and are typically categorized in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.

Short-Term Notes – Short-term notes which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value).  Short-term investments which mature after 60 days are valued at market.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2010:

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

Moderate Duration Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$15,950,474	$—	$15,950,474
Mortgage-Backed Securities	—	16,383,728	—	16,383,728
Open-End Funds	2,370,122	—	—	2,370,122
U.S. Government Agencies &
Instrumentalities	—	18,131,835	—	18,131,835
Total Fixed Income	2,370,122	50,466,037	—	52,836,159
Short-Term Investments	2,622,170	499,727	—	3,121,897
Total Investments	$4,992,292	$50,965,764	$—	$55,958,056

Short-Term Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$13,230,231	$—	$13,230,231
Mortgage-Backed Securities	—	23,868,884	—	23,868,884
U.S. Government Agencies &
Instrumentalities	—	73,592,631	—	73,592,631
Total Fixed Income	—	110,691,746	—	110,691,746
Short-Term Investments	5,479,943	41,484,037	—	46,963,980
Total Investments	$5,479,943	$152,175,783	$—	$157,655,726

Refer to each Fund’s Schedule of Investments for additional detail.

New Accounting Pronouncement – In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for the interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

Note 4 – Investment Advisory Fee and Other Transactions with Affiliates
The Funds have investment advisory agreement with Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, PIA is entitled to a fee, computed daily and payable monthly.  The Moderate Duration Fund and the Short-Term Fund pay fees calculated at an annual rate of 0.30% and 0.20%, respectively, based upon the

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

average daily net assets of each Fund.  For the year ended November 30, 2010, the Moderate Duration Fund and the Short-Term Fund incurred $149,889 and $317,777 in advisory fees, respectively.

The Funds are responsible for their own operating expenses.  The Adviser has voluntarily agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Moderate Duration Fund’s and the Short-Term Fund’s aggregate annual operating expenses to 0.50% and 0.35% of average daily net assets, respectively.  The Adviser will continue the expense waiver and/or reimbursement through at least March 30, 2011.  This arrangement may be discontinued at any time after March 30, 2011.  The Adviser may not recoup expense waivers and/or reimbursements in future periods.  For the year ended November 30, 2010, the Adviser reduced its fees and/or absorbed Fund expenses in the amount of $157,353 and $79,048 for the Moderate Duration Fund and the Short-Term Fund, respectively.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the year ended November 30, 2010, the Moderate Duration Fund and the Short-Term Fund incurred $38,386 and $53,398 in administration fees, respectively.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds.  For the year ended November 30, 2010, the Moderate Duration Fund and the Short-Term Fund incurred $40,111 and $61,221 in fund accounting fees, respectively, and $32,085 and $53,529 in transfer agent fees (excluding transfer agency out-of-pocket expenses), respectively.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.  For the year ended November 30, 2010, the Moderate Duration Fund and the Short-Term Fund incurred $7,923 and $17,876 in custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the year ended November 30, 2010, the Moderate Duration Fund and the Short-Term Fund were allocated $3,225 and $4,843 of the Chief Compliance Officer fee, respectively.

Note 5 – Distribution Agreement and Plan

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Moderate Duration Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.10% of the Fund’s average daily net assets.  The Short-Term Fund did not accrue 12b-1 fees during the year ended November 30, 2010.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended November 30, 2010, the Moderate Duration Fund paid the Distributor $49,963.

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

Note 6 – Purchases and Sales of Securities
For the year ended November 30, 2010, the cost of purchases and the proceeds from sales of securities (excluding short-term securities and U.S. government obligations) were $136,966,770 and $126,405,306, respectively, for the Moderate Duration Fund and $55,656,844 and $24,693,031, respectively, for the Short-Term Fund.  Purchases and sales of U.S. government obligations for the year ended November 30, 2010 were $73,954,564 and $84,116,882, respectively, for the Moderate Duration Fund and $8,344,176 and $23,099,192, respectively, for the Short-Term Fund.

Note 7 – Derivative Instruments
The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended November 30, 2010, the Short-Term Fund did not hold any derivative instruments.

The Funds are subject to credit risk in the normal course of pursuing their investment objectives.  The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its exposure to other risks, such as interest rate risks or as a substitute for taking a position in certain types of bonds.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as a payment default or bankruptcy.  Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs.  Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and swap’s notional amount is recorded as realized gain or loss on swap contracts in the statement of operations.  The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Moderate Duration Fund

The effect of derivative instruments on the statements of operations for the year ended November 30, 2010 is as follows:

Derivative Type	Location of Gain on Derivatives Recognized in Income	Value
Interest rate contracts	Net realized gain on futures contracts closed	$17,962
Credit contracts	Net realized gain on swap contracts	38,379
Credit contracts	Change in unrealized appreciation on swap contracts	75,017

For the year ended November 30, 2010, the monthly average gross notional amount of the credit default swaps held in the Moderate Duration Fund was $3,787,846.  The Moderate Duration Fund did not hold derivative instruments at November 30, 2010.

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

Note 8 – Lines of Credit
The Moderate Duration Fund and the Short-Term Fund have lines of credit in the amount of $7,590,000 and $24,200,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  The Funds did not draw upon their lines of credit during the year ended November 30, 2010.

Note 9 – Federal Income Tax Information
Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of paydowns and swap contracts.

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 was as follows:

	Moderate Duration Fund		Short-Term Fund
	Nov. 30, 2010	Nov. 30, 2009	Nov. 30, 2010	Nov. 30, 2009
Ordinary income	$991,715	$863,241	$1,287,248	$1,850,956
Return of capital	—	50,255	—	—

Ordinary income distributions may include dividends paid from short-term capital gains.

As of November 30, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Moderate Duration Fund	Short-Term Fund
Cost of investments (a)	$54,712,217	$156,576,664
Gross unrealized appreciation	1,425,767	1,091,016
Gross unrealized depreciation	(179,928)	(11,954)
Net unrealized appreciation	1,245,839	1,079,062
Net unrealized depreciation foreign currency	(259)	—
Undistributed ordinary income	276,478	23,675
Undistributed long-term capital gains	261,732	—
Total distributable earnings	538,210	23,675
Other accumulated gains/(losses)	—	(1,396,617)
Total accumulated earnings/(losses)	$1,783,790	$(293,880)

(a)  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

The Moderate Duration Fund utilized capital loss carryforwards of $851,953 during the year ended November 30, 2010.

PIA Funds
Notes to Financial Statements – November 30, 2010 (continued)

The Short-Term Fund had tax capital losses which may be carried over to offset future gains.  Such losses expire as follows:

	2011	2012	2013	2014	2015	2017	2018	Total
Short-Term Fund	$523,330	$326,612	$183,103	$218,276	$43,801	$45,313	$56,182	$1,396,617

Note 10 – Other Tax Information (Unaudited)
For the year ended November 30, 2010, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds.  For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2010 is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

PIA Funds
Report of Independent Registered Public Accounting Firm
To the Board of Trustees
Advisors Series Trust and
Shareholders of:
PIA Moderate Duration Bond Fund
PIA Short-Term Securities Fund

We have audited the accompanying statements of assets and liabilities of PIA Moderate Duration Bond Fund and PIA Short-Term Securities Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIA Moderate Duration Bond Fund and PIA Short-Term Securities Fund, as of November 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2011

PIA Funds
Notice to Shareholders – November 30, 2010
(Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2010
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available by calling 1-800-251-1970.

PIA Funds
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
Portfolios
			Principal	in Fund	Other
		Term of Office	Occupation	Complex	Directorships
Name, Address	Position Held	and Length of	During Past	Overseen by	Held During
and Age	with the Trust	Time Served	Five Years	Trustee(2)	Past Five Years
Independent Trustees(1)
Sallie P. Diederich	Trustee	Indefinite term	Independent Mutual Fund	6	None.
(age 60)		since	Consultant, (1995 to present);
615 E. Michigan Street		January 2011.	Advisor Corporate Controller,
Milwaukee, WI 53202			Transamerica Fund Management
Company (1994 to 1995);
Senior Vice President, Mutual
Fund and Custody Operations
(1992 to 1993); Vice President
and Controller, Mutual Fund
Accounting, American Capital
Mutual Funds (1986 to 1992).
Donald E. O’Connor	Trustee	Indefinite term	Retired; former Financial	6	Trustee, The
(age 74)		since	Consultant and former		Forward Funds
615 E. Michigan Street		February 1997.	Executive Vice President and		(35 portfolios).
Milwaukee, WI 53202			Chief Operating Officer of ICI
Mutual Insurance Company
(until January 1997).
George J. Rebhan	Trustee	Indefinite term	Retired; formerly President,	6	Independent
(age 76)		since	Hotchkis and Wiley Funds		Trustee from
615 E. Michigan Street		May 2002.	(mutual funds) (1985 to 1993).		1999 to 2009,
Milwaukee, WI 53202					E*TRADE
Funds.
George T. Wofford	Trustee	Indefinite term	Retired; formerly Senior Vice	6	None.
(age 71)		since	President, Federal Home Loan
615 E. Michigan Street		February 1997.	Bank of San Francisco.
Milwaukee, WI 53202
Interested Trustee
Joe D. Redwine(3)	Interested	Indefinite term	President, CEO, U.S. Bancorp	6	None.
(age 63)	Trustee	since	Fund Services, LLC
615 E. Michigan Street		September 2008.	(May 1991 to present).
Milwaukee, WI 53202

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Officers
Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp Fund Services, LLC
(age 63)	Chief Executive	since	(May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202
Douglas G. Hess	President and	Indefinite term	Vice President, Compliance and Administration,
(age 43)	Principal	since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive	June 2003.
Milwaukee, WI 53202	Officer
Cheryl L. King	Treasurer and	Indefinite term	Assistant Vice President, Compliance and Administration,
(age 49)	Principal	since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Financial	December 2007.
Milwaukee, WI 53202	Officer
Michael L. Ceccato	Vice President,	Indefinite term	Vice President, U.S. Bancorp Fund Services, LLC
(age 53)	Chief	since	(February 2008 to present); General Counsel/Controller,
615 E. Michigan Street	Compliance	September 2009.	Steinhafels, Inc. (September 1995 to February 2008).
Milwaukee, WI 53202	Officer and
AML Officer
Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Vice President and Counsel, U.S. Bancorp Fund Services, LLC
(age 45)		since	(May 2006 to present); Senior Counsel, Wells Fargo Funds
615 E. Michigan Street		June 2007.	Management, LLC (May 2005 to May 2006); Senior Counsel,
Milwaukee, WI 53202			Strong Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds and PIA BBB Bond Fund, PIA High Yield Fund and PIA MBS Bond Fund.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-251-1970 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

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PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, CA 90401

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2010	FYE 11/30/2009
Audit Fees	$55,600	$62,000
Audit-Related Fees	N/A	N/A
Tax Fees	$11,200	$10,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2010	FYE 11/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2010	FYE 11/30/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has made the following material changes to its nominating committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees: (1) increased the advance notice requirement for a shareholder to nominate an Independent Trustee from at least 60 days prior to a shareholder meeting to between 120 and 150 days prior to a shareholder meeting; and 2) expanded the information that shareholders are required to provide when nominating a candidate for Independent Trustee.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/Douglas G. Hess
Douglas G. Hess, President

Date   February 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Douglas G. Hess
Douglas G. Hess, President

Date   February 1, 2011

By (Signature and Title)*    /s/Cheryl L. King
Cheryl L. King, Treasurer

Date   February 1, 2011

* Print the name and title of each signing officer under his or her signature.